EXECUTION COPY



                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                           AGWAY ENERGY PRODUCTS, LLC,

                          AGWAY ENERGY SERVICES, INC.,

                         AGWAY ENERGY SERVICES PA, INC.,

      AGWAY, INC. (solely for purposes of Sections 2.5(b), 7.13 and 7.19),
                                          ---------------  ----     -----

                                       AND

                             SUBURBAN PROPANE, L.P.

                          Dated as of November 10, 2003

                                TABLE OF CONTENTS

                                                                                                     Page

Article I         DEFINITIONS...........................................................................1

         1.1      Certain Definitions...................................................................1

         1.2      Terms Defined Elsewhere in this Agreement.............................................9

         1.3      Other Definitional and Interpretive Matters..........................................11

Article II        PURCHASE AND SALE OF ASSETS; ASSUMPTION OF LIABILITIES...............................12

         2.1      Purchase and Sale of Assets..........................................................12

         2.2      Excluded Assets......................................................................15

         2.3      Assumption of Liabilities............................................................16

         2.4      Excluded Liabilities.................................................................17

         2.5      Further Conveyances and Assumptions; Consent of Third Parties........................18

         2.6      Bulk Sales Laws......................................................................19

         2.7      Purchase Price Allocation............................................................19

Article III       CONSIDERATION........................................................................20

         3.1      Consideration........................................................................20

         3.2      Purchase Price Deposit...............................................................20

         3.3      Payment of Purchase Price; Funding of Certain Escrows; Non-Competition Payments......21

         3.4      Working Capital Adjustment...........................................................21

         3.5      Accounts Receivable Credit Balance Adjustment........................................23

Article IV        CLOSING AND TERMINATION..............................................................26

         4.1      Closing Date.........................................................................26

         4.2      Deliveries by Sellers................................................................26

         4.3      Deliveries by Purchaser..............................................................27

         4.4      Termination of Agreement.............................................................28

         4.5      Procedure Upon Termination...........................................................29

         4.6      Effect of Termination................................................................30

         4.7      Expense Reimbursement and Break-Up Fee...............................................30

Article V         REPRESENTATIONS AND WARRANTIES OF SELLERS............................................31

         5.1      Organization and Good Standing.......................................................31
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
         5.2      Authorization of Agreement...........................................................31

         5.3      Conflicts; Consents of Third Parties.................................................32

         5.4      Financial Statements.................................................................32

         5.5      No Undisclosed Liabilities...........................................................33

         5.6      Purchased Assets.....................................................................33

         5.7      Absence of Certain Developments......................................................34

         5.8      Taxes................................................................................34

         5.9      Real Property........................................................................35

         5.10     Tangible Personal Property...........................................................36

         5.11     Intellectual Property................................................................36

         5.12     Material Contracts...................................................................36

         5.13     Employee Benefits....................................................................37

         5.14     Labor................................................................................38

         5.15     Litigation...........................................................................38

         5.16     Compliance with Laws; Permits........................................................39

         5.17     Environmental Matters................................................................39

         5.18     Financial Advisors...................................................................40

         5.19     Accounts Receivable..................................................................40

         5.20     Inventory............................................................................40

         5.21     Significant Suppliers................................................................40

         5.22     Insurance............................................................................41

         5.23     Absence of Certain Business Practices................................................41

         5.24     No Other Representations or Warranties; Schedules....................................41

Article VI        REPRESENTATIONS AND WARRANTIES OF PURCHASER..........................................42

         6.1      Organization and Good Standing.......................................................42

         6.2      Authorization of Agreement...........................................................42

         6.3      Conflicts; Consents of Third Parties.................................................43

         6.4      Litigation...........................................................................43

         6.5      Financial Advisors...................................................................43

                                       ii

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
         6.6      Financial Capability.................................................................43

         6.7      Condition of the Business............................................................44

Article VII       COVENANTS............................................................................44

         7.1      Access to Information................................................................44

         7.2      Conduct of the Business Pending the Closing..........................................45

         7.3      Consents.............................................................................47

         7.4      Regulatory Approvals.................................................................47

         7.5      Alternative Transaction..............................................................48

         7.6      Further Assurances...................................................................49

         7.7      Confidentiality......................................................................49

         7.8      Preservation of Records..............................................................50

         7.9      Publicity............................................................................50

         7.10     Contacts with Suppliers and Customers................................................50

         7.11     Bonds................................................................................50

         7.12     Supplementation and Amendment of Schedules...........................................50

         7.14     Agway Name...........................................................................51

         7.16     Industrial Site Recovery Act.........................................................52

         7.17     Tax Clearance Certificates; Reserve for Taxes........................................53

         7.18     Formation of LLC.....................................................................53

         7.19     Assumption, Assignment and Transfer by Agway.........................................53

         7.20     Conveyance of Title..................................................................53

Article VIII      EMPLOYEES AND EMPLOYEE BENEFITS......................................................54

         8.1      Employment...........................................................................54

         8.2      Employee Benefits....................................................................54

Article IX        CONDITIONS TO CLOSING................................................................56

         9.1      Conditions Precedent to Obligations of Purchaser.....................................56

         9.2      Conditions Precedent to Obligations of Sellers.......................................57

         9.3      Conditions Precedent to Obligations of Purchaser and Sellers.........................57

         9.4      Frustration of Closing Conditions....................................................58
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                                      iii
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
Article X         INDEMNIFICATION......................................................................58

         10.1     Survival of Representations and Warranties...........................................58

         10.2     Indemnification by Sellers...........................................................58

         10.3     Indemnification by Purchaser.........................................................59

         10.4     Indemnification Procedures...........................................................60

         10.5     Certain Limitations on Indemnification...............................................61

         10.6     Calculation of Losses................................................................63

         10.7     Characterization of Indemnity Payments...............................................63

         10.8     No Consequential Damages.............................................................64

         10.9     Exclusive Remedy.....................................................................64

         10.10    Environmental Liabilities and the Environmental Indemnity Escrow Fund................64

Article XI        MISCELLANEOUS........................................................................67

         11.1     Payment of Sales, Use or Similar Taxes...............................................67

         11.2     Insurance............................................................................68

         11.3     Expenses.............................................................................68

         11.4     Injunctive Relief....................................................................68

         11.5     Submission to Jurisdiction; Consent to Service of Process............................69

         11.6     Waiver of Right to Trial by Jury.....................................................69

         11.7     Entire Agreement; Amendments and Waivers.............................................69

         11.8     Governing Law........................................................................70

         11.9     Notices..............................................................................70

         11.10    Severability.........................................................................70

         11.11    Binding Effect; Assignment...........................................................71

         11.12    Non-Recourse.........................................................................71

         11.13    Counterparts.........................................................................71


                                       iv
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Schedules
---------

1.1(a)                     Knowledge of Sellers
1.1(b)                     Purchased Contracts
1.1(c)                     Excluded Contracts
1.1(d)                     Intellectual Property Licenses Granted to Third Parties
2.1(m)                     Automotive Parts
2.1(n)                     Bulk Plant Equipment
2.2(d)                     Excluded Intellectual Property
2.2(i)                     Surety Bonds
2.5(c)                     Receipt of Benefit of Contracts
3.4(b)(i)                  Agreed Principles
3.4(b)(ii)                 Average Working Capital
5.3(a)                     Conflicts
5.3(b)                     Consents
5.5                        Undisclosed Liabilities
5.6                        Exceptions to Good Title
5.7                        Absence of Certain Developments
5.8                        Taxes
5.9(a)                     Real Property
5.9(b)                     Highways
5.9(g)                     Casualties and Condemnations
5.10                       Tangible Personal Property
5.11                       Intellectual Property
5.12(a)                    Material Contracts Related to Former Real Property
5.12(b)                    Defaults
5.13(a)                    Employee Benefits
5.13(c)                    Qualified Plans
5.13(e)                    Continuing Benefits
5.13(f)                    Maintenance of Employee Benefit Plans
5.13(g)                    Increases and Acceleration of Employee Benefits
5.14(a)                    Labor and Collective Bargaining Agreement
5.14(b)                    Labor
5.14(c)                    Delinquent Payments to Transferred Employees
5.15                       Litigation
5.16(a)                    Violation of Laws
5.16(b)                    Default of Permits
5.16(c)                    Notice of Violation of Laws
5.17                       Environmental Matters
5.18                       Financial Advisors
5.21                       Significant Suppliers
5.22                       Insurance

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

5.23                       Absence of Certain Business Practices
6.3                        No Conflicts
6.5                        Purchaser's Financial Advisors
7.2                        Exceptions to Conduct of Business
7.17                       Tax Clearance Certificates
7.19                       Agway, Inc. Purchased Contracts
8.1                        Exceptions to Compensation
8.2(e)(i)                  Incentive and Severance Plans
8.2(e)(ii)                 Executives
9.1(d)                     Consent to Assignment of Material Contracts
9.3(e)                     Consents

Exhibits
--------

A                          Approval Order
B                          Bidding Procedures Order
C                          Purchase Price Deposit Escrow Agreement
D                          General Escrow Agreement
E                          Bill of Sale
F                          Assignment and Assumption Agreement
G                          Sellers' Non-Competition
H                          Transition Services Agreement
I                          Compensation Order
J                          Environmental Indemnity Escrow Agreement
K                          Power of Attorney

                            ASSET PURCHASE AGREEMENT


     ASSET PURCHASE AGREEMENT, dated as of November 10, 2003 (this "Agreement"),
                                                                    ---------
by and among Agway Energy Products, LLC, a Delaware limited liability company ("Energy LLC"), Agway Energy Services, Inc., a Delaware corporation ("Energy
  ----------                                                              ------
Services, Inc."), and Agway Energy Services  PA,  Inc., a  Delaware  corporation
--------------
("Services  PA") (each a "Seller",  collectively,"Sellers"),  Suburban  Propane,
  -------                 ------                  -------
L.P., a Delaware limited  partnership  ("Purchaser") and Agway, Inc., a Delaware
                                         ---------
Corporation  ("Agway"),  solely for purposes of Sections 2.5(b), 7.13 and 7.19.
              ------                            ---------------  ----     ----

                              W I T N E S S E T H:

     WHEREAS,  Agway,  the parent of Sellers,  commenced a case (the "Bankruptcy
                                                                      ----------
Case")  under  chapter  11 of title 11 of the  United  States  Code,  11  U.S.C.
----
Sections 101 et seq.  (the  "Bankruptcy  Code"),  on October 1, 2002,  by filing
                             ----------------
voluntary petitions with the United States Bankruptcy Court for the Northern District of New York;

     WHEREAS, Sellers presently conduct the Business;

     WHEREAS, Sellers desire to sell, transfer and assign to Purchaser, and Purchaser desires to acquire and assume from Sellers, all of the Purchased Assets (as defined in Section 2.1) and Assumed Liabilities (as defined in
Section 2.3), all as more specifically provided herein;

     WHEREAS,  certain  terms  used in this  Agreement  are  defined  in Section
                                                                         -------
1.1 and;
---

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     1.1 CERTAIN DEFINITIONS.
         -------------------

         For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:
                           -----------

     "Affiliate"  means,  with  respect to any Person,  any other  Person  that,
      ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

     "Agway" means Agway, Inc., a Delaware corporation and debtor-in-possession.
      -----

     "Approval  Order"  means the  order of the  Bankruptcy  Court,  in the form
      ---------------
attached  hereto as Exhibit A which,  among other  things,  authorizes  Agway to
                    ---------
cause Sellers to enter into this Agreement and otherwise approves this Agreement and all of the terms and conditions hereof and the transactions contemplated hereunder.

     "Bankruptcy  Court"  means  the  United  States  Bankruptcy  Court  for the
      -----------------
Northern District of New York or any other court having jurisdiction over the Bankruptcy Case from time to time.

     "Bidding  Procedures  Hearing"  means the  hearing at which the  Bankruptcy
      ----------------------------
Court considers the approval of the Bidding Procedures and entry of the Bidding Procedures Order.

     "Bidding  Procedures  Motion"  means the  motion or  motions to be filed by
      ---------------------------
Agway, in form and substance reasonably acceptable to Purchaser and Sellers, seeking entry of the Bidding Procedure Order.

     "Bidding  Procedures Order" means the order of the Bankruptcy Court, in the
      -------------------------
form attached  hereto as Exhibit B, that,  among other things,  (i) approves the
                         ---------
payment of the Expense Reimbursement and Break-Up Fee on the terms and conditions set forth in Section 4.7 hereof, and (ii) establishes a date by which
                        -----------
bids for Alternative Transactions must be submitted by bidders and establishes procedures for the auction process.

     "Business"  means the  businesses  of Sellers as  currently  or  heretofore
      --------
conducted.

     "Business  Day"  means  any  day of the  year  on  which  national  banking
      -------------
institutions in New York are open to the public for conducting business and are not required or authorized to close.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Contract"  means  any  contract,  indenture,  note,  bond,  lease or other
      --------
written agreement.

     "Credit  Balance  Escrow  Deposit"  means  the sum of Ten  Million  Dollars
      --------------------------------
($10,000,000).

     "Credit  Balance  Escrow  Fund"  means the Credit  Balance  Escrow  Deposit
      -----------------------------
together with all interest or income actually earned thereon pursuant to the Indemnity Escrow Agreement.

     "Customer  Installations"  means each  installation  of equipment  owned by
      -----------------------
Sellers on the premises of its customers, and shall include all tanks, regulators, meters, fittings, tubings and any other related equipment.

     "Documents"  means  all  files,  documents,   instruments,  papers,  books,
      ---------
reports, records, tapes, microfilms, photographs, letters, budgets, forecasts, ledgers, business records (to the extent requested by Purchaser), journals, title policies, customer lists and files, regulatory filings, operating data and plans, technical documentation (design specifications, functional requirements, operating instructions, logic manuals, flow charts, etc.), user documentation (installation guides, user manuals, training materials, release notes, working papers, etc.), marketing documentation (sales brochures, flyers, pamphlets, web pages, etc.), and other similar materials related primarily to the Business and the Purchased Assets in each case whether or not in electronic form.

     "Employee" means all individuals,  as of the date hereof,  who are employed
      --------
by Sellers in connection with the Business, together with individuals who are hired in respect of the Business after the date hereof and prior to the Closing.

"Environmental Law" means any foreign, federal, state or local statute, ------------------ regulation, ordinance, or rule of common law relating to the protection of human health and safety or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49
                       -- ----
U.S.C.  App.ss.  1801 et seq.),  the Resource  Conservation and Recovery Act (42
                      -- ----
U.S.C.ss. 6901 et seq.), the Clean Water Act (33 U.S.C. ss. 1251 et seq.),   the
               -- ----                                           -- ----
Clean Air Act (42 U.S.C.ss. 7401 et seq.) the Toxic Substances Control Act   (15
                                 -- ----
U.S.C.ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act
               -- ----
(7 U.S.C.ss. 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
                 -- ----
ss. 651 et seq.), and the regulations  promulgated  pursuant thereto.
        -- ----

     "Environmental   Indemnity  Escrow   Agreement"  means  the   Environmental
      ---------------------------------------------
Indemnity Escrow Agreement to be dated as of the Closing Date by and among Sellers, Purchaser and the Escrow Agent substantially in the form of Exhibit J
                                                                       ---------
hereto.

     "Environmental  Indemnity  Escrow Deposit" means the sum of Fifteen Million
      ----------------------------------------
Dollars ($15,000,000).

     "Environmental  Indemnity  Escrow Fund" means the  Environmental  Indemnity
     --------------------------------------
Escrow Deposit together with any and all interest or income actually earned thereon pursuant to the Environmental Indemnity Escrow Agreement.

     "ERISA" means the  Employment  Retirement  Income  Security Act of 1974, as
      -----
amended.

     "Escrow  Agent"  means  National  City Bank in its capacity as Escrow Agent
      -------------
under each of the Purchase Price Deposit Escrow Agreement, the General Escrow Agreement, and the Environmental Indemnity Escrow Agreement.

     "Excluded Contracts" means the Contracts listed on Schedule 1.1(c).
      ------------------                                ---------------

     "FCC Licenses" means Sellers' licenses granted by the United States Federal
      ------------
Communications Commission with respect to radio dispatch equipment of Sellers.

     "Former Real Property Liabilities" means all Liabilities of Sellers arising
      --------------------------------
out or in connection with (i) the real property formerly owned by any Seller located in Macungie, Pennsylvania and which is a subject of the Amended and Restated Asset Purchase Agreement, by and between Buckeye Terminal, LLC and Energy LLC, dated as of June 30, 2000, (ii) the real property formerly owned or leased by any Seller located in Freedom, Pennsylvania and Pittston, Pennsylvania and which is a subject of the Purchase Agreement, by and between Agway Petroleum Corp. and Scranton-Altoona Terminals Corp., dated as of August 7, 1997 and (iii) any Liabilities of any Seller under the agreements referred to in clauses (i) and (ii) above for matters other than indemnification with respect to environmental Liabilities.

     "Furniture  and  Equipment"  means all  furniture,  fixtures,  furnishings,
      -------------------------
equipment, tools, machinery, vehicles, leasehold improvements, tanks, and other tangible personal property owned or used by Sellers in the conduct of the Business, wherever located and including all such artwork, desks, chairs, tables, Hardware, copiers, telephone lines and numbers, telecopy machines and other telecommunication equipment, cubicles and miscellaneous office furnishings and supplies.

     "GAAP" means generally accepted accounting  principles in the United States
      ----
as of the date hereof.

     "General Escrow  Agreement"  means the General Escrow Agreement to be dated
      -------------------------
as of the Closing Date by and among Sellers, Purchaser and the Escrow Agent substantially in the form of Exhibit D hereto.
                             ---------

     "General  Indemnity  Escrow  Deposit" means the sum of Four Million Dollars
     ------------------------------------
($4,000,000).

     "General  Indemnity Escrow Fund" means the General Indemnity Escrow Deposit
      ------------------------------
together with all interest or income actually earned thereon pursuant to the General Escrow Agreement.

     "Governmental  Body"  or  "Governmental  Bodies"  means  any  one  or  more
      ------------------        --------------------
governments or governmental or regulatory bodies thereof, or political subdivisions thereof, whether foreign, federal, state, or local, or any one or more agencies, instrumentalities or authorities thereof, or any one or more courts or arbitrators (public or private).

     "Hardware"  means  any  and all  computer  and  computer-related  hardware,
      --------
including, but not limited to, computers, file servers, facsimile servers, scanners, color printers, laser printers and networks.

     "Hazardous  Material"  means  any  substance,  material  or waste  which is
      -------------------
regulated by any Government Body including, without limitation, petroleum and its by-products, asbestos, and any material or substance which is defined as a "hazardous waste," "hazardous substance," "hazardous material," "restricted hazardous waste," "industrial waste," "solid waste," "contaminant," "pollutant,"

"toxic waste" or "toxic substance" under any provision of Environmental Law.

     "HSR Act" means the Hart-Scott-Rodino  Antitrust  Improvements Act of 1976,
      -------
as amended.

     "Indebtedness" of any Person means, without duplication,  (i) the principal
      ------------
of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities arising in the Ordinary Course of Business); (iii) all obligations of such Person under leases required to be capitalized in accordance with GAAP; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and
(vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

     "Intellectual  Property  Licenses" means (i) any grant to a third Person of
      --------------------------------
any right to use any of the Purchased Intellectual Property owned by any Seller, and (ii) any grant to Sellers of a right to use a third Person's intellectual property rights which is necessary for the use of any Purchased Intellectual Property which is not owned by any Seller.

     "Inventory" means (i) Sellers' inventory of appliances owned by Sellers and
      ---------
located at Sellers'  Properties  at the opening of business on the Closing Date;
(ii) Sellers' inventory of Products owned by Sellers at the opening of business on the Closing Date, wherever located including, at one of Sellers' Properties or on the premises of one of the active customers of Sellers or in transit; and
(iii) Sellers' inventory of tanks, parts and fittings owned by Sellers and located at one of Sellers' Properties or in transit at the opening of business on the Closing Date.

     "IRS" means the Internal Revenue Service.
      ---

     "ISRA" means the Industrial Site Recovery Act,  N.J.S.A.  13:1K-6 et. seq.,
      ----
and the regulations promulgated thereunder and any amendments and successors thereto.

     "Knowledge of Sellers"  means the actual  knowledge  after  reasonable  due
      --------------------
inquiry of those  Persons  with  respect to Sellers as  identified  on  Schedule
                                                                        --------
1.1(a) hereto.
------

     "Law"  means any  federal,  state,  local or foreign  law,  statute,  code,
      ---
ordinance, rule or regulation.

     "Legal Proceeding" means any judicial,  administrative or arbitral actions,
      ----------------
suits or proceedings (public or private) by or before a Governmental Body.

     "Liability"  or  "Liabilities"  means any  debt,  liability  or  obligation
      ---------        -----------
(whether direct or indirect, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due), and including all costs and expenses relating thereto.

     "Lien"  means  any  lien,  encumbrance,  pledge,  mortgage,  deed of trust,
      ----
security interest, claim, lease, charge, option, right of first refusal, easement, servitude or transfer restriction under any shareholder or similar agreement.

     "Material  Adverse  Effect"  means  (i) a  material  adverse  effect on the
      -------------------------
Business, assets, properties, results of operations or financial condition of Sellers (taken as a whole), or (ii) a material adverse effect on the ability of Sellers to consummate the transactions contemplated by this Agreement, other than an effect resulting from an Excluded Matter. "Excluded Matter" means any
                                                     ----------------
one or more of the following: (i) the effect of any change in the United States or foreign economies or securities or financial markets in general, unless such events materially and adversely affect the Business; (ii) the effect of any change that generally affects any industry in which any Seller operates; (iii) the effect of any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway as of the date hereof, unless such events materially and adversely affect the Business; (iv) the effect of any action taken by Purchaser or its Affiliates with respect to the transactions contemplated hereby or with respect to Sellers, including their respective employees; (v) the effect of any changes in applicable Laws or accounting rules; or (vi) any effect resulting from the public announcement of this Agreement, compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement.

     "Order"  means any  order,  injunction,  judgment,  decree,  ruling,  writ,
      -----
assessment or arbitration award of a Governmental Body.

     "Ordinary Course of Business" means the ordinary and usual course of normal
      ---------------------------
day-to-day operations of the Business through the date hereof consistent with past practice.

     "Permits" means any approvals, authorizations,  consents, licenses, permits
      -------
or certificates of a Governmental Body.

     "Permitted  Exceptions"  means (i) all defects,  exceptions,  restrictions,
      ---------------------
easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Purchaser by Seller; (ii) statutory liens for current Taxes, assessments or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings provided an appropriate reserve is established therefor; (iii) mechanics', carriers', workers', repairers' and similar Liens arising or incurred in the Ordinary Course of Business; (iv) zoning, entitlement and other land use and environmental regulations by any Governmental Body provided that such regulations have not been violated; (v) title of a lessor under a capital or operating lease; (vi) any licenses to intellectual property of Sellers that have been granted by Sellers to third parties set forth in
Schedule  1.1(d);  and  (vii)  such  other  imperfections  in  title,   charges,
----------------
easements, restrictions and encumbrances which would not have a Material Adverse Effect or impair Purchaser's ability to continue to utilize Sellers' Properties in their present manner in any material respect.

     "Person"  means  any  individual,  corporation,  partnership,  firm,  joint
      ------
venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

     "Products" means any and all products  developed,  manufactured,  marketed,
      --------
leased or sold by Sellers.

     "Purchase Price Deposit" means the sum of Ten Million Five Hundred Thousand
      ----------------------
Dollars ($10,500,000).

     "Purchase Price Deposit Escrow  Agreement" means the Purchase Price Deposit
      ----------------------------------------
Escrow Agreement of even date herewith by and among Sellers, Purchaser and the Escrow Agent in substantially the form of Exhibit C hereto.
                                          ---------

     "Purchase  Price  Deposit  Escrow  Fund" means the Purchase  Price  Deposit
      --------------------------------------
together with any and all interest or income actually earned thereon pursuant to the Purchase Price Escrow Agreement.

     "Purchased  Contracts" means all Contracts related to the Business to which
      --------------------
any of Sellers are parties or otherwise  bound as set forth on Schedule  1.1(b),
                                                               ----------------
other than Excluded Contracts.

     "Purchased  Intellectual  Property" means all intellectual  property rights
      ---------------------------------
owned by Sellers, but excluding the Excluded Intellectual Property, that are used by Sellers in connection with, arising from, or in respect of, the Business as follows: (i) all patents and applications therefor, including continuations, divisionals, continuations-in-part, or reissue patent applications and patents issuing thereon (collectively, "Patents"), (ii) all trademarks, service marks,
                                 -------
trade names, service names, brand names, trade dress rights, logos, Internet domain name registrations and corporate names and general intangibles of a like nature, including, all of Sellers' rights, title and interest to use the "AGWAY" name as a trade name and service name solely in connection with the Business and in accordance with and subject to Section 7.14, together with the goodwill
                                    -------------
associated with any of the foregoing, and all applications, registrations and renewals thereof, (collectively, "Marks"), (iii) copyrights and registrations
                                    -----
and applications therefor and works of authorship, and mask work rights, in each case used primarily in connection with the Business, (collectively, "Copyrights") and (iv) all Software and Technology of Sellers used in connection
 ----------
with the Business.

     "Release" means any release, spill, emission,  leaking, pumping, injection,
      -------
deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

     "Remedial Action" means all actions required by any  Environmental  Laws to
      ---------------
(i) clean up, remove,  treat or in any other way address any Hazardous Material;
(ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care; or (iv) to correct a condition of non-compliance with Environmental Laws.

     "Sale Motion" means the motion or motions to be filed by Agway, in form and
      -----------
substance reasonably acceptable to Purchaser and Sellers, seeking entry of the Approval Order.

     "Software"  means,  except to the extent  generally  available for purchase
      --------
from a third Person, any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, filmwork, development tools, templates, menus, buttons and icons, and (iv) all documentation including user manuals and other training documentation related to any of the foregoing.

     "Tangible  Property" means the Purchased Assets which are tangible property
      ------------------
and transferred to Purchaser pursuant to Sections 2.1(b), 2.1(e), 2.1(j), 2.1(l)
                                         ---------------------------------------
and 2.1(n).
    ------

     "Tax  Authority"   means  any  state  or  local   government,   or  agency,
      --------------
instrumentality or employee thereof, charged with the administration of any law or regulation relating to Taxes.

     "Tax  Return"  means  all  returns,   declarations,   reports,   estimates,
      -----------
information returns and statements required to be filed in respect of any Taxes.

     "Taxes" means (i) all federal,  state, local or foreign taxes,  charges, or
      -----
other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, motor fuel, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes and (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Tax Authority in connection with any item described in clause (i).

     "Technology"  means,  collectively,   all  designs,  formulae,  algorithms,
      ----------
procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, displayed by or relate to, or are used or useful in the design, development, reproduction, maintenance or modification of, any of the Products.

     "WARN" means the Worker Adjustment and Retraining Notification Act of 1988,
      ----
as amended.

     1.2  Terms  Defined  Elsewhere  in this  Agreement.  For  purposes  of this
          ---------------------------------------------
Agreement,    the    following    terms    have    meanings    set    forth   in
the sections indicated:

   Term                                           Section
   ----                                           -------
   Accounting Referee                             2.7(b)(ii)
   Actual Heating Degree Days                     3.5(b)
   Agreed Principles                              3.4(a)
   Allocation Objection Notice                    2.7(b)(i)
   Allocation Response Period                     2.7(b)(i)
   Allocation Schedule                            2.7(b)
   Alternative Transaction                        7.5
   Antitrust Laws                                 7.4(b)
   Audited Year-End Financial Statements          5.4
   Automotive Equipment                           2.1(m)
   Average Heating Day Degrees                    3.5(b)
   Average Net Working Capital                    3.4(a)
   Asset Basis                                    2.7(a)
   Assumed Liabilities                            2.3
   Balance Sheet                                  5.4
   Balance Sheet Date                             5.4
   Bankruptcy Case                                Recitals
   Bankruptcy Code                                Recitals
   Bonds                                          2.2(i)
   Break-Up Fee                                   4.7(a)
   Budget Price                                   3.5(b)
   Burn Rate                                      3.5(b)
   Cash Settlement of Credit Balances             3.5(a)
   Closing                                        4.1
   Closing Date                                   4.1
   Closing Date Balance Sheet                     3.4(a)
   Closing Statement                              3.4(a)
   Closing Working Capital                        3.4(a)
   COBRA                                          5.13(e)
   Confidentiality Agreement                      7.7
   Copyrights                                     1.1 (in Purchased Intellectual
                                                       Property definition)

   Term                                           Section
   ----                                           -------

   Credit Balance Settlement Statement            3.5(a)
   Deductible                                     10.5(b)(ii)
   De Minimis                                     10.5(b)(i)
   Employee Benefit Cap                           8.2(e)
   Employee Benefit Plans                         5.13(a)
   Energy LLC                                     Recitals
   Energy Services, Inc.                          Recitals
   Environmental Liabilities                      0
   Equity                                         7.5
   ERISA Affiliate                                5.13(a)
   Estimated Closing Working Capital              3.4(a)
   Excluded Assets                                2.2
   Excluded Bonus Amounts                         8.2(e)
   Excluded Intellectual Property                 2.2(d)
   Excluded Liabilities                           2.4
   Expenses                                       10.3(a)(iii)
   Expense Reimbursement                          4.7(b)
   Final Cash Settlement of Credit Balances       3.5(f)
   Final Unaudited Interim Financial Statements   5.4
   Final Working Capital                          3.4(f)
   Financial Statements                           5.4
   Heating Degree Day                             3.5(b)
   Heating Degree Day Deficit                     3.5(b)
   Initial Unaudited Interim Financial Statements 5.4
   ISRA Closing Compliance                        7.16(a)(ii)
   Leased Real Property                           5.9(a)
   LNA                                            7.16(a)(i)
   LLC I                                          7.18
   LLC II                                         7.18
   Losses                                         10.2(a)(i)
   Marks                                          1.1 (in Purchased Intellectual
                                                       Property definition)
   Material Contract                              5.12
   Minimum Guarantee                              8.2(a)
   Multiemployer Plans                            5.13(a)
   Multiple Employer Plans                        5.13(a)
   Net Working Capital                            3.4(a)
   NJDEP                                          7.16(a)
   Number of Budget Program Customers at Closing  3.5(b)
   Other AGWAY Marks                              7.14(b)(v)

   Term                                           Section
   ----                                           -------

   Owned Properties                               5.9
   Patents                                        1.1 (in Purchased Intellectual
                                                       Property definition)
   Pension Plans                                  5.13(b)
   Pre-Closing Breaches of Purchased Contracts    2.4(i)
   Pre-Existing Hazardous Materials               10.10(a)
   Property                                       10.10(a)
   Purchased Assets                               2.1
   Purchase Price                                 3.1
   Purchaser                                      Recitals
   Purchaser Documents                            6.2
   Purchaser Indemnified Parties                  10.2(a)
   Purchaser Plans                                8.2(a)
   Qualified Plans                                5.13(c)
   Real Property Lease                            5.9
   Remediation                                    10.10(a)
   Remediation Agreement                          7.16(a)(ii)
   Revised Statements                             2.7
   Securities Act                                 7.1
   Seller Group                                   7.5
   Seller Indemnified Parties                     10.3(a)
   Sellers                                        Recitals
   Sellers Documents                              5.2
   Sellers' Non-Competition Agreement             4.2(g)
   Sellers' Policies                              10.10(e)(i)
   Sellers' Property                              5.9
   Services PA                                    Recitals
   Significant Suppliers                          5.21
   Survival Period                                10.1
   State Tax Liabilities                          7.17
   Tax Clearance Certificates                     7.17
   Tax Escrow                                     10.5(b)(iii)
   Termination Date                               4.4(a)
   Title IV Plans                                 5.13(a)
   Transferred Employees                          8.1(a)
   Unaudited Year-End Financial Statements        5.4
   Unresolved Claims                              10.7
   Warm Weather Adjustment                        3.5(a)

     1.3 Other Definitional and Interpretive Matters
         -------------------------------------------

     (a) Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

     Calculation  of Time  Period.  When  calculating  the period of time before
     ----------------------------
which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

     Dollars. Any reference in this Agreement to $ means U.S. dollars.
     -------

     Exhibits/Schedules. The Exhibits and Schedules to this Agreement are hereby
     ------------------
incorporated and made a part hereof and are an integral part of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter or item disclosed on one schedule shall be deemed to have been disclosed on each other schedule to the extent that disclosure of such matter or item is manifest or obvious from a reading of the schedules as a whole. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

     Gender and Number.  Any reference in this Agreement to gender shall include
     -----------------
all genders, and words imparting the singular number only shall include the plural and vice versa.

     Headings.  The  provision  of a Table of  Contents,  the  division  of this
     --------
Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any "Section" are to the corresponding Section of this Agreement unless otherwise specified.

     Herein.   The  words  such  as  "herein,"   "hereinafter,"   "hereof,"  and
     ------                           ------      -----------      ------
"hereunder"  refer to this  Agreement as a whole and not merely to a subdivision
 ---------
in which such words appear unless the context otherwise requires.

     Including.  The word "including" or any variation thereof means "including,
     ---------             ---------                                  ---------
without  limitation"  and shall not be construed to limit any general  statement
-------------------
that it follows to the specific or similar items or matters immediately following it.

     (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                                   ARTICLE II

             PURCHASE AND SALE OF ASSETS; ASSUMPTION OF LIABILITIES

     2.1 PURCHASE AND SALE OF ASSETS. On the terms and subject to the conditions
         ---------------------------
set forth in this Agreement, at the Closing Purchaser shall purchase, acquire and accept from Sellers, and Sellers shall sell, transfer, assign, convey and deliver to Purchaser all of Sellers' right, title and interest in, to and under the Purchased Assets free and clear of all Liens of Agway's creditors. "Purchased Assets" shall mean the following assets of Sellers (but excluding the
 ----------------
Excluded Assets) as of the Closing:

     (a) all accounts receivable of Sellers other than any accounts receivable arising out of or in connection with any Excluded Contract;

     (b) subject to Section  7.18,  all Inventory  used in  connection  with the
                    -------------
Business;

     (c) all security deposits (including for rent, electricity, telephone and utilities) and all prepaid charges and expenses of Sellers other than (i) any customer security or other deposits and (ii) any security or other deposits, prepaid charges or expenses paid in connection with or relating to any Excluded Assets;

     (d) all rights, titles and interest of Sellers in and to each Owned Property and Real Property Lease, together, subject to Section 7.18, with all
                                                          ------------
improvements, fixtures and other appurtenances thereto and rights in respect thereof as well as all condemnation awards, or insurance proceeds received or the right to receive insurance proceeds in connection with Owned Property or Leased Real Property condemned or as to which a casualty loss has occurred on or after the date hereof as and to the extent provided in Section 11.2;
                                                       ------------

     (e) subject to Section 7.18,  the Furniture and Equipment  (including  each
                    ------------
Seller's interest as lessee in any leases with respect to the foregoing);

     (f)  the   Purchased   Intellectual   Property   other  than  the  Excluded
Intellectual Property;

     (g) the Purchased Contracts and all rights under any oral agreements that Seller has with those of its customers as to whom it has no written contracts, together with all security and guarantees in favor of Seller relating thereto other than customer security or other deposits;

     (h) all Documents that are used in, held for use in or intended to be used in, or that arise out of, the Business, including Documents relating to Products, services, marketing, advertising, promotional materials, Purchased Intellectual Property, personnel files for Transferred Employees and all files, customer files, vendor lists, referral lists and documents (including credit information), books, records, literature and correspondence, whether or not physically located on any of the premises referred to in clause (d) above, but excluding (i) personnel files for Employees of Sellers who are not Transferred Employees, (ii) such files as may be required under applicable Law regarding privacy, (iii) Documents which any Seller is not permitted to transfer pursuant to any contractual confidentiality obligation owed to any third party, and (iv) any Documents primarily related to or are required to realize the benefits of any Excluded Assets;

     (i) each of Sellers' Business as a going concern and all franchises and Permits used by Sellers in the Business (to the extent assignable);

     (j) subject to Section 7.18, all supplies owned by Sellers;
                    ------------

     (k) all rights of Sellers under non-disclosure or confidentiality, non-compete, or non-solicitation agreements with employees and agents of Sellers or with third parties to the extent relating to the Business or the Purchased Assets (or any portion thereof);

     (l) subject to Section 7.18, the Customer Installations;
                    ------------

     (m) the motor vehicles and replacement parts owned by Sellers as set forth on Schedule 2.1(m) (collectively, the "Automotive Equipment");
   --------------                      --------------------

     (n) subject to Section 7.18, the bulk plant equipment set forth on Schedule
                    ------------                                        --------
2.1(n);
------

     (o) all of Sellers' books and records pertaining to the customers and Purchased Contracts on the Closing Date, except general ledgers, tax returns, and related correspondence;

     (p) all of Sellers' rights, title and interests to use the Agway trade name and service name solely in connection with the Business and in accordance with and subject to Section 7.14;
               ------------

     (q) the right to bill and receive payment for Products shipped or delivered by Sellers and services performed by Sellers but unbilled or unpaid as of the Closing;

     (r) the right to receive and retain correspondences related to the Business;

     (s) all rights of Sellers under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors to the extent relating to Products sold, or services provided, to Sellers or to the extent affecting any Purchased Assets other than any warranties, representations and guarantees pertaining to any Excluded Assets or Excluded Liability;

     (t) fax and telephone numbers of Sellers (including the call center);

     (u) all of the membership interests in LLC I (and the assets of LLC I which include all of the membership interests in LLC II);

     (v) FCC Licenses;

     (w) all goodwill and other intangible assets associated with the Business, including customer and supplier lists and the goodwill associated with the Purchased Intellectual Property; and

     (x) the "agwayenergy.com" domain name registration.

     2.2 Excluded Assets. The Purchased Assets shall not include any of Sellers'
         ---------------
right, title or interest in or to the following Sellers' assets, properties, interests and rights in or to any of the following (collectively, the "Excluded
                                                                        --------
Assets"):
------

     (a) all cash, cash equivalents, bank deposits or similar cash items of Sellers;

     (b) all (i) customer security or other deposits and (ii) security or other deposits and prepaid charges or expenses of Sellers paid in connection with or relating to any Excluded Assets;

     (c) the Excluded Contracts, including any personal property subject to any Excluded Contract and any accounts receivable arising out of or in connection with any Excluded Contract;

     (d) any  intellectual  property  rights of  Sellers  set forth on  Schedule
                                                                        --------
2.2(d) (the "Excluded Intellectual Property");
------
     (e) the "agway.com" domain name registration and the right to use "agway.com" as a domain name or otherwise;

     (f) any (i) confidential personnel and medical records pertaining to any Employee; (ii) other books and records that Sellers are required by Law to retain or that Sellers determine are necessary or advisable to retain, including, without limitation, Tax Returns, financial statements, and corporate or other entity filings; provided, however, that Purchaser shall have the right
                         --------   -------
to make copies of any portions of such retained books and records that relate to the Business or any of the Purchased Assets; (iii) any information management systems of Sellers, other than those used or held for use primarily in the conduct of the Business; (iv) minute books, articles or certificates of incorporation, by-laws, limited liability company certificates or articles of formation, limited liability company operating agreements, all amendments thereto, stock ledgers and stock certificates of Sellers; (v) documents relating to proposals to acquire the Business by Persons other than Purchaser; (vi) personnel files for Employees of Sellers who are not Transferred Employees;
(vii) such files as may be required  under  applicable  Law  regarding  privacy;
(viii) Documents which any Seller is not permitted without prior written consent to transfer pursuant to any contractual confidentiality obligation owed to any third party; and (ix) any Documents primarily related to or are required to realize the benefits of any Excluded Assets;

     (g) any claim, right or interest of any Seller in or to any refund, rebate, abatement or other recovery for Taxes, together with any interest due thereon or penalty rebate arising therefrom, for any Tax period (or portion thereof) ending on or before the Closing Date;

     (h) all amounts owed by any Affiliate of Sellers other than accounts receivable arising in the Ordinary Course of Business in connection with the sale of Product;

     (i) other than condemnation awards received or to which Sellers shall be entitled in connection with the Owned Property or the Leased Real Property and insurance proceeds received or the right to insurance proceeds in connection with Owned Property or Leased Real Property condemned or as to which a casualty has occurred on or after the date hereof as and to the extent provided in
Section 11.2 and any recovery under any insurance  policies as and to the extent
------------
provided in Section 10.10, all insurance  policies or rights to proceeds thereof
            -------------
relating to the assets, properties, business or operations of any Seller; and any surety bonds issued on behalf of or at the request of any Seller and any surety bond for which any Seller or Agway has contractually committed to indemnify the surety as set forth on Schedule 2.2(i) (collectively, the
                                           ---------------
"Bonds");
 -----

     (j) any rights, claims or causes of action of any Seller against third parties relating to assets, properties, business or operations of any Seller arising out of events occurring on or prior to the Closing Date other than against third party vendors in connection with any warranty claim related to an Assumed Liability and any recovery under any insurance policies and from third parties for claims and causes of action to the extent provided in Section
                                                                         -------
10.10(e); and
--------

     (k) any weather insurance policy or derivative instrument or the right to proceeds thereof relating to the mitigation of the effect of warm weather.

     2.3 Assumption of  Liabilities.  On the terms and subject to the conditions
         --------------------------
set forth in this Agreement, at the Closing Purchaser shall assume, effective as of the Closing, and shall timely perform and discharge in accordance with their respective terms, the following Liabilities of Sellers (collectively, the "Assumed Liabilities"):
 -------------------

     (a) all Liabilities of Sellers under the Purchased Contracts to the extent Purchased Contracts are assigned to Purchaser or Purchaser receives the benefit thereof and is not an Excluded Liability;

     (b) all Liabilities arising in connection with customer security or other deposits (notwithstanding that such deposits constitute Excluded Assets);

     (c) all Liabilities arising from the sale of Products in the Ordinary Course of Business pursuant to product warranties, product returns and rebates;

     (d) all Liabilities arising in connection with Sellers' accounts receivable credit balances;

     (e) accounts payable incurred in the Ordinary Course of Business existing on the Closing Date (including, for the avoidance of doubt, (i) invoiced accounts payable and (ii) accrued but uninvoiced accounts payable);

     (f) 50% of all transfer taxes and all other Taxes applicable to the transfer of the Purchased Assets pursuant to this Agreement in accordance with
Section 11.1(a);
---------------

     (g) Liabilities with respect to the Employees, including Liabilities in excess of the Employee Benefit Cap, but only as and to the extent provided in
Article VIII; and
------------

     (h) all Liabilities relating to amounts required to be paid by Purchaser hereunder.

     2.4 Excluded  Liabilities.  Purchaser  will not assume or be liable for any
         ---------------------
Excluded   Liabilities.   "Excluded   Liabilities"   shall  mean  the  following
                           ----------------------
Liabilities of Sellers or Agway arising out of, relating to or otherwise in respect of the Business and all other Liabilities not specifically assumed by Purchaser pursuant to Section 2.3 hereof:
                      -----------

     (a) all Liabilities arising out of Excluded Contracts;

     (b) except as otherwise  provided in Section  2.3(f),  all  Liabilities for
                                          ---------------
Taxes (i) for all taxable periods in the case of any Sellers and any of their respective Affiliates, and in the case of Taxes relating to the Excluded Assets,
(ii) for all  taxable  periods  (or  portions  thereof  as  provided  in Section
                                                                         -------
11.1(b)) ending on or prior to (or, to the extent attributable to the portion of
-------
such period ending on the Closing Date, including) the Closing Date, in the case of Taxes relating to the Purchased Assets and (iii) under any Tax allocation, sharing or similar agreement (whether oral or written);

     (c) all Liabilities relating to amounts required to be paid by Sellers hereunder;

     (d) any Liability of Sellers with respect to any Indebtedness for borrowed money, indebtedness under any working capital facilities, and bank overdrafts;

     (e) any Liability of Sellers arising out of any threatened or pending litigation or other claim whether asserted or unasserted to the extent related to events occurring on or prior to the Closing Date;

     (f) any Liabilities of Sellers to any Affiliates or current or former stockholders or members of Sellers to the extent related to events occurring or existing on or prior to the Closing Date;

     (g) all Liabilities with respect to the Employees and Employee Benefit Plans, except as and to the extent provided in Article VIII;
                                               ------------

     (h) any Liabilities arising out of any action or inaction by Sellers or any fact or set of facts giving rise to any Liability to or claim by any third party for personal injury or property damage that is asserted on or after the Closing as a result of or arising out of the Business or Sellers' alleged negligent, reckless or intentional acts or omissions prior to the Closing;

     (i) any Liability or obligation relating to any breach or default under any Purchased Contract occurring prior to the Closing ("Pre-Closing Breaches of
                                                        ------------------------
Purchased Contracts");
-------------------

     (j) any Liability or obligation relating to the violation of any Law that arises out of or results from any act, omission or occurrence of Sellers prior to Closing;

     (k) the Former Real Property Liabilities; and

     (l) any Liability or obligation of Sellers which results from any breach or default by Seller under this Agreement.

     2.5  Further  Conveyances  and  Assumptions;   Consent  of  Third  Parties.
          ----------------------------------------------------------------------

     (a) From time to time following the Closing, Sellers shall, or shall cause its Affiliates to, make available to Purchaser such non-confidential data in personnel records of Transferred Employees as is reasonably necessary for Purchaser to transition such employees into Purchaser's records.

     (b) From time to time following the Closing, Sellers, Agway and Purchaser shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquaintances and such other instruments, and shall take such further actions, as may be reasonably necessary or appropriate to assure fully to Purchaser and its respective successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Purchaser under this Agreement and the Sellers Documents and to assure fully to Sellers and its Affiliates and their successors and assigns, the assumption of the liabilities and obligations intended to be assumed by Purchaser under this Agreement and the Sellers Documents, and to otherwise make effective the transactions contemplated hereby and thereby.

     (c) Nothing in this Agreement nor the consummation of the transactions contemplated hereby shall be construed as an attempt or agreement to assign any Purchased Asset, including any Contract, Permit, certificate, approval, authorization or other right, which by its terms or by Law is nonassignable without the consent of a third party or a Governmental Body or is cancelable by a third party in the event of an assignment ("Nonassignable Assets") unless and
                                               --------------------
until such consent shall have been obtained. With respect to Material Contracts or Permits that are material for the Business as a going concern after the Closing Date, Sellers shall, and shall cause their Affiliates to, use their commercially reasonable efforts to cooperate with Purchaser at its request for up to 180 days following the Closing Date in endeavoring to obtain such consents promptly; provided, however, that such efforts shall not require any Seller or
           --------   -------
any of their Affiliates to incur any expenses or Liabilities or provide any financial accommodation or to remain secondarily or contingently liable for any Assumed Liability or to initiate any litigation or legal proceedings to obtain any such consent. If any such consent is not obtained, or if any attempt at an assignment thereof would be ineffective or would affect the rights of Sellers thereunder so that Purchaser would not in fact receive all such rights, Sellers shall cooperate, at no expense to Sellers, with Purchaser to provide Purchaser with the economic benefits under such Purchased Asset, Contract, Permit, certificate, approval, authorization or other right, including, without limitation, the Purchased Contracts set forth on Schedule 2.5(c), provided that
                                                  ---------------  --------
no Seller shall be obligated to continue as a going concern. Purchaser and Sellers, at no additional expense to Purchaser, shall use their respective commercially reasonable efforts to obtain, or cause to be obtained, any consent, substitution, approval or amendment required to novate all Liabilities under any and all Purchased Contracts or other Liabilities that constitute Assumed Liabilities or to obtain in writing the unconditional release of Sellers and their Affiliates so that, in any such case, Purchaser shall be solely responsible for such Liabilities.

     2.6 BULK SALES LAWS. Purchaser hereby waives compliance by Sellers with the
         ---------------
requirements and provisions of any "bulk-transfer" Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Purchaser.

     2.7 PURCHASE PRICE ALLOCATION.
         -------------------------

     (a) Purchaser and Sellers agree that, for Purchaser's and Sellers' respective federal, state and local income tax purposes, the Purchase Price and the Assumed Liabilities (the "Asset Basis") shall be allocated among the
                                  ------------
Purchased Assets and Sellers' Non-Competition Agreement as set forth in Allocation Schedule (as provided below) and in a manner consistent with Section 1060 of the Code and the regulations thereunder.

     (b) Within a reasonable period of time following the Closing, but in no event later than forty five (45) days following the Closing Date, Purchaser shall prepare and deliver to Sellers a schedule (an "Allocation Schedule")
                                                          --------------------
allocating the Asset Basis among the Purchased Assets and the Sellers' Non-Competition Agreement.

          (i) Sellers shall have a period of ten (10) days after the delivery of the Allocation Schedule (the "Allocation Response Period") to present in
                                    ----------------------------
     writing to Purchaser notice of any objections Sellers may have to the allocations set forth therein (an "Allocation Objections Notice"). Unless
                                        -----------------------------
     Sellers timely object, or as otherwise require by law, such Allocation Schedule shall be binding on the parties without further adjustment.

          (ii) If Sellers shall raise any objections within the Allocation Response Period, Purchaser and Sellers shall negotiate in good faith and use their commercially reasonable efforts to resolve such dispute. If the parties fail to agree within five (5) days after the delivery of the Allocation Objections Notice, then Purchaser shall submit the Allocation Schedule, including modifications, if any, that Purchaser chooses to make as a result of its negotiations with Sellers, to Deloitte & Touche or such other independent accounting firm mutually agreed upon by Sellers and Purchaser (the "Accounting Referee") for resolution by it. The disputed
                     ------------------
     items shall be submitted to the Accounting Referee within five (5) days following such failure to agree. The determination of the Accounting Referee shall be final and binding on the parties and shall not be subject to appeal. The Accounting Referee shall render such decision and report to Seller and Purchaser in writing, specifying the reasons for its decision in reasonable detail, not later than thirty (30) days after the item has been referred to it. The costs, fees and expenses of the Accounting Referee shall be borne equally by Sellers (collectively) and Purchaser.

          (iii) For all Tax purposes, Purchaser and Sellers agree to report the transactions contemplated by this Agreement in a manner consistent with the terms of this Agreement and the Allocation Schedule as finally determined, and agree that, except as otherwise required by law, neither of them will take any position inconsistent therewith in any Tax Return. In addition, to the extent there are accounts receivable credit balances and deferred revenue on the balance sheet of Sellers as at the Closing Date, Sellers will recognize the value of such accounts as ordinary income on their Tax Returns as appropriate or required by law.

                                  ARTICLE III

                                  CONSIDERATION

     3.1  Consideration.  The aggregate  consideration  for the Purchased Assets
          -------------
shall be (a) an amount in cash equal to Two Hundred Six Million Dollars ($206,000,000) (the "Purchase Price"), subject to adjustment as provided in
                       ---------------
Sections  3.4,  3.5,  11.1(b) and 11.2,  and (b) the  assumption  of the Assumed
-------------   ---   ------      ----
Liabilities.

     3.2 Purchase Price Deposit. Upon the execution of this Agreement, Purchaser
         ----------------------
shall immediately deposit with the Escrow Agent under the Purchase Price Deposit Escrow Agreement the sum of Ten Million Five Hundred Thousand Dollars ($10,500,000) by wire transfer of immediately available funds. Upon the terms and subject to the conditions of the Purchase Price Deposit Escrow Agreement, the Purchase Price Deposit Escrowed Fund shall be distributed as follows:

          (a) if the Closing shall occur, the Purchase Price Deposit Escrowed Fund shall be applied towards the Purchase Price payable by Purchaser to Sellers pursuant to Section 3.3 hereof;
            -----------

          (b) if this  Agreement is  terminated  by Sellers  pursuant to Section
                                                                         -------
4.4(f),  the Purchase Price Deposit Escrowed Fund shall be delivered to Sellers;
-----
or

          (c) if this  Agreement is  terminated  other than  pursuant to Section
                                                                         -------
4.4(f), the Purchase Price Deposit Escrow Fund shall be delivered to Purchaser.
------

          3.3  Payment  of   Purchase   Price;   Funding  of  Certain   Escrows;
               ----------------------------------------------------------------
Non-Competition  Payments.
-------------------------

     (a) On the Closing Date, Purchaser shall pay to Sellers, by wire transfer of immediately available funds to an account designated in writing by Sellers prior to the Closing, the Purchase Price, less (i) the amount of the Purchase Price Deposit Escrowed Fund and (ii) Twenty-Nine Million Dollars ($29,000,000), representing the sum of the amounts of the General Indemnity Escrow Deposit, the Environmental Indemnity Escrow Deposit and the Credit Balance Escrow Deposit.

     (b) On the Closing Date, Purchaser shall deliver to the Escrow Agent under the General Escrow Agreement, by wire transfer of immediately available funds, the amount of Four Million Dollars ($4,000,000), representing the sum of the amounts of General Indemnity Escrow Deposit.

     (c) On the Closing Date, Purchaser shall deliver to the Escrow Agent under the Environmental Indemnity Escrow Agreement, by wire transfer of immediately available funds, the amount of Fifteen Million Dollars ($15,000,000), representing the sum of the amounts of the Environmental Indemnity Escrow Deposit.

     (d) On the Closing Date, Purchaser shall deliver to the Escrow Agent under the General Escrow Agreement, by wire transfer of immediately available funds, the amount of Ten Million Dollars ($10,000,000), representing the sum of the amounts of the Credit Balance Escrow Deposit.

          3.4 Working Capital Adjustment.
              --------------------------

     (a) At least 10 days prior to the Closing Date, Sellers shall deliver to Purchaser an estimate of the Closing Working Capital (the "Estimated Closing
                                                              ------------------
Working Capital"), which shall be reasonably acceptable to Purchaser.
---------------

     (b) As promptly as practicable, but no later than forty-five (45) days after the Closing Date, Purchaser shall cause to be prepared and delivered to Sellers the Closing Statement (as defined below) and a certificate based on such Closing Statement setting forth Purchaser's calculation of Closing Working Capital. The closing statement (the "Closing Statement") shall fairly present in
                                     -----------------
all material respects the consolidated Net Working Capital of the Business as of the end of business on the Closing Date ("Closing Working Capital"). "Net
                                              -------------------------      ---
Working  Capital" means (i) the sum of (A) trade and other  accounts  receivable
----------------
net of reserves, (B) Inventory, (C) Sellers' prepaid expenses and other current assets (excluding Taxes related accounts, sales and use Tax, property Tax, deferred income Tax and other Tax on Products and excluding any and all accounts representing derivative assets established under the provisions of Statement of Financial Accounting Standards No. 133 for derivative instruments and hedging activities), and (D) notes and lease receivables, reduced by, without duplication, (ii) the sum of (A) trade and other accounts payable of Sellers

(including any customer security or other deposits but excluding Taxes related accounts, sales and use Tax, property Tax, deferred income Tax or other Tax on Products but excluding any and all accounts representing derivative liabilities established under the provisions of Statement of Financial Accounting Standards No. 133 for derivative instruments and hedging activities), (B) accounts receivable credit balances of Sellers and (C) without duplication, deferred revenue of Sellers, in each case as determined in accordance with the accounting principles set forth on Schedule 3.4(b)(i) (the "Agreed Principles"). The
                          ------------------          ------------------
preparation of the Closing Statement shall be for the sole purpose of determining the difference between the Net Working Capital on the Closing Date and the Average Net Working Capital. For purposes hereof, "Average Net Working
                                                             -------------------
Capital"  shall mean the  arithmetic  average of Net  Working  Capital as of the
-------
conclusion of each calendar month during the 12-month period ending on August 31, 2003 as set forth on Schedule 3.4(b)(ii).
                         -------------------

     (c) If Sellers disagree with Purchaser's calculation of Closing Working Capital delivered pursuant to Section 3.4(b), Sellers may, within fifteen (15)
                               --------------
days after delivery of the Closing Statement, deliver a notice to Purchaser disagreeing with such calculation and setting forth Sellers' calculation of such amount. Any such notice of disagreement shall specify those items or amounts as to which Sellers disagree, and Sellers shall be deemed to have agreed with all other items and amounts contained in the Closing Statement and the calculation of Closing Working Capital delivered pursuant to Section 3.4(b).
                                                 --------------

     (d) If a notice of disagreement shall be duly delivered pursuant to Section
                                                                         -------
3.4(c),  Purchaser and Sellers  shall,  during the ten (10) days  following such
------
delivery, use their reasonable best efforts to reach agreement on the disputed items or amounts in order to determine, as may be required, the amount of Closing Working Capital, which amount shall not be less than the amount thereof shown in Purchaser's calculation delivered pursuant to Section 3.4(b) nor more
                                                         --------------
than the amount  thereof  shown in Sellers'  calculation  delivered  pursuant to
Section 3.4(c). If during such period, Purchaser and Sellers are unable to reach
--------------
such agreement, they shall promptly thereafter cause the Accounting Referee to review this Agreement and the disputed items or amounts for the purpose of calculating Closing Working Capital (it being understood that in making such calculation, the Accounting Referee shall be functioning as an expert and not as an arbitrator). In making such calculation, the Accounting Referee shall consider only those items or amounts in the Closing Statement and Sellers' calculation of Closing Working Capital as to which Sellers has disagreed. The Accounting Referee shall deliver to Purchaser and Sellers, as promptly as practicable (but in any case no later than thirty (30) days from the date of engagement of the Accounting Referee), a report setting forth such calculation. Such report shall be final and binding upon Purchaser and Sellers. The cost of such review and report shall be borne equally by Purchaser and Sellers.

     (e) Purchaser and Sellers shall, and shall cause their respective representatives to, cooperate and assist in the preparation of the Closing Statement and the calculation of Closing Working Capital and in the conduct of the review referred to in this Section 3.4, including, without limitation, the
                               -----------
making available to the extent necessary of books, records, work papers and personnel.

     (f) If the Final Working Capital exceeds the Average Net Working Capital, Purchaser shall pay to Sellers, in the manner and with interest as provided in
Section  3.4(g),  the amount of such excess and, if the Final Working Capital is
---------------
less than the Average Net Working Capital, Sellers shall pay to Purchaser, as an adjustment to the Purchase Price, in the manner and with interest as provided in
Section 3.4(g),  the amount of such  deficiency.  "Final Working  Capital" means
--------------                                     ----------------------
Closing Working Capital (i) as shown in Purchaser's calculation delivered pursuant to Section 3.4(b) if no notice of disagreement with respect thereto is
            -------------
duly  delivered  pursuant  to  Section  3.4(c);  or  (ii) if  such a  notice  of
                               ---------------
disagreement  is delivered,  (A) as agreed by Purchaser and Sellers  pursuant to
Section  3.4(d)  or (B) in the  absence  of  such  agreement,  as  shown  in the
---------------
Accounting Referee's calculation delivered pursuant to Section 3.4(d).
                                                       --------------

     (g) Any  payment  pursuant  to Section  3.4(f)  shall be made at a mutually
                                    ---------------
convenient time and place within three (3) Business Days after Final Working Capital has been determined by wire transfer by Purchaser or Sellers, as the case may be, of immediately available funds to the account of such other party as may be designated in writing by such other party. The amount of any payment to be made pursuant to this Section 3.4 shall bear interest from and including
                             -----------
the Closing Date to but excluding the date of payment at a rate per annum equal to the rate of interest published from time to time by the Wall Street Journal
                                                             -------------------
as the "prime rate" at large U.S. money center banks during the period from the Closing Date to the date of payment. Such interest shall be payable at the same time as the payment to which it relates and shall be calculated daily on the basis of a year of three hundred sixty five (365) days and the actual number of days elapsed.

     3.5 Accounts Receivable Credit Balance Adjustment.
         ---------------------------------------------

     (a) In the event that there is a Heating Degree Day Deficit (as defined below) that is greater than 2.0% of the Average Heating Degree Days (as defined below) for the period from September 15, 2003 through March 31, 2004, Purchaser shall be entitled to receive from the Credit Balance Escrow Fund the amount of the Warm Weather Adjustment (but shall not be entitled to receive the amount, if any, by which the Warm Weather Adjustment exceeds the amount of the Credit Balance Escrow Fund). For purposes hereof:

"Warm  Weather  Adjustment"  = (Heating  Degree Day Deficit * Burn Rate * Budget
 -------------------------
Price * Number of Budget Program Customers at Closing) * (number of days between April 1, 2003 and the Closing Date / 365)

As soon as practicable after March 31, 2004, but no later than April 15, 2004, Purchaser shall calculate the Warm Weather Adjustment, and deliver to Sellers the Accounts Receivable Credit Balance Settlement Statement based thereon (the "Credit Balances Settlement Statement") and a certificate based on such Credit
 ------------------------------------

Balance Settlement Statement setting forth Purchaser's calculation of any disbursement of all or a portion of the Credit Balance Escrow Fund to Purchaser (the "Cash Settlement of Credit Balances"). No payment shall be made out of the
      ----------------------------------
Credit Balance Escrow Fund to Purchaser unless there is a Heating Degree Day Deficit of greater than 2.0% of the Average Heating Degree Days.

     (b) For  purposes of this  Section 3.5 the  following  terms shall have the
                                -----------
following meanings:

          (i) "Average Heating Degree Days" means 6,084.
               ---------------------------

          (ii) "Actual  Heating Degree Days" means the average of the cumulative
                ---------------------------
     heating degree days recorded at each of Sellers' 89 separate Heating Degree Day monitors across its marketing territory from September 15, 2003 through March 31, 2004.

          (iii) "Heating  Degree Day Deficit" means Average  Heating Degree Days
                 ---------------------------
     minus Actual Heating Degree Days, which in any event shall be no less than zero.

          (iv) "Burn Rate" means 0.120 gallons per Heating Degree Day.
                ---------

          (v) "Budget Price" means $1.399 per gallon.
               ------------

          (vi) "Number of Budget Program  Customers at Closing" means the number
                -----------------------------------------------
     of customers at Closing as set forth on a certificate delivered by Sellers to Purchaser at the Closing, which certificate shall be reasonably acceptable to Purchaser.

     (c) If Sellers disagree with Purchaser's calculation of Credit Balance Settlement Statement delivered pursuant to Section 3.5(a), Sellers may, within
                                            --------------
ten (10) Business Days after delivery of the Credit Balance Settlement Statement, deliver a notice to Purchaser disagreeing with such calculation and setting forth Sellers' calculation of such amount. Any such notice of disagreement shall specify those items or amounts as to which Sellers disagree, and Sellers shall be deemed to have agreed with all other items and amounts contained in the Credit Balance Settlement Statement and the calculation of the Credit Balance Settlement Statement delivered pursuant to Section 3.5(a).
                                                                --------------
Purchaser shall provide or make available to Sellers such information as they may reasonably request to verify the information contained in the "Credit Balance Settlement Statement" including, without limitation, providing Sellers with information concerning the cumulative heating degree days recorded at each of Sellers' 89 separate heating degree day monitors across its marketing territory for each month subsequent to the Closing Date through March 31, 2004 within 15 days after the conclusion of each such month.

     (d) If a notice of disagreement shall be duly delivered pursuant to Section
                                                                         -------
3.5(c),  Purchaser and Sellers  shall,  during the ten (10) days  following such
------
delivery, use their reasonable best efforts to reach agreement on the disputed items or amounts in order to determine, as may be required, the amount of the Cash Settlement of Credit Balances, which amount shall not be more than the amount thereof shown in Purchaser's calculation delivered pursuant to Section
                                                                         -------
3.5(c) nor less than the amount thereof shown in Sellers' calculation  delivered
------
pursuant to Section  3.5(c).  If during such period,  Purchaser  and Sellers are
            ---------------
unable to reach such agreement, they shall promptly thereafter cause the Accounting Referee to review this Agreement and the disputed items or amounts for the purpose of calculating the Cash Settlement of Credit Balances (it being understood that in making such calculation, the Accounting Referee shall be functioning as an expert and not as an arbitrator). In making such calculation, the Accounting Referee shall consider only those items or amounts in the Credit Balance Settlement Statement and Sellers' calculation of Cash Settlement of Credit Balances as to which Sellers have disagreed. The Accounting Referee shall deliver to Purchaser and Sellers, as promptly as practicable (but in any case no later than thirty (30) days from the date of engagement of the Accounting Referee), a report setting forth such calculation. Such report shall be final and binding upon Purchaser and Sellers. The cost of such review and report shall be borne equally by Purchaser and Sellers.

     (e) Purchaser and Sellers shall, and shall cause their respective representatives to, cooperate and assist in the preparation of the Credit Balance Settlement Statement and the calculation of the Cash Settlement of Credit Balances and in the conduct of the review referred to in this Section
                                                                         -------
3.5, including, without limitation, the making available to the extent necessary
---
of books, records, work papers and personnel.

     (f) The amount of the Final Cash Settlement of Credit Balances (as defined below), if any, shall be disbursed promptly from the Credit Balance Escrow Fund by the Escrow Agent to Purchaser, and, if there is any remaining Credit Balance Escrow Fund after any such disbursement to Purchaser, such remaining Credit Balance Escrow Fund shall be promptly disbursed to Sellers. In no event shall Seller be obligated to pay Purchaser more than the Credit Balance Escrow Fund, which is an absolute cap on Sellers' Liability with respect to the Cash Settlement of Credit Balances. "Final Cash Settlement of Credit Balances" means
                                 ----------------------------------------
the Cash Settlement of Credit Balances (i) as shown in Purchaser's calculation delivered pursuant to Section 3.5(a) if no notice of disagreement with respect
                       --------------
thereto is duly delivered  pursuant to Section 3.5(c);  or (ii) if such a notice
                                       --------------
of disagreement is delivered, (A) as agreed by Purchaser and Sellers pursuant to
Section  3.5(d)  or (B) in the  absence  of  such  agreement,  as  shown  in the
---------------
Accounting Referee's calculation delivered pursuant to Section 3.5(d); provided,
                                                       --------------  --------
however,  that in no event shall the Final Cash Settlement of Credit Balances be
-------
more than Purchaser's calculation of the Cash Settlement of Credit Balances delivered pursuant to Section 3.5(a) or less than Sellers' calculation of the
                       ---------------
Cash Settlement of Credit Balances delivered pursuant to Section 3.5(c).
                                                         --------------

                                   ARTICLE IV

                             CLOSING AND TERMINATION

     4.1 CLOSING DATE.  Subject to the  satisfaction of the conditions set forth
         ------------
in Sections 9.1, 9.2 and 9.3 hereof (or the waiver thereof by the party entitled
   ------------  ---     ---
to waive that condition), the closing of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities provided for in Article II
                                                                      ----------
hereof (the "Closing") shall take place at the offices of Weil, Gotshal & Manges
             -------
LLP located at 767 Fifth Avenue, New York, New York (or at such other place as the parties may designate in writing) at 10:00 a.m. (New York City time) on a date to be specified by the parties, which date shall be no later than the second Business Day after satisfaction or waiver of the conditions set forth in
Article IX (other than  conditions  that by their  nature are to be satisfied at
----------
the Closing, but subject to the satisfaction or waiver of such conditions), unless another time or date, or both, are agreed to in writing by the parties hereto. The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date."
                  -------------

     4.2  Deliveries  by  Sellers.  At the  Closing,  Sellers  shall  deliver to
          -----------------------
Purchaser:

          (a) a duly executed bill of sale  substantially in the form of Exhibit
                                                                         -------
E hereto;
-
          (b) duly executed assignment and assumption agreement substantially in the form of Exhibit F hereto and duly executed assignments of the U.S. trademark
            ---------
registrations and applications included in the Purchased Intellectual Property, in a form suitable for recording in the U.S. trademark office, and general assignments of all other Purchased Intellectual Property;

          (c) the officer's certificate required to be delivered pursuant to Sections 9.1(a) and 9.1(b);
---------------     ------

          (d) a certified copy of the Approval Order;

          (e) a duly executed counterpart signature page to the General Escrow Agreement;

          (f) a duly executed counterpart signature page to the Environmental Indemnity Escrow Agreement;

          (g) duly executed counterpart signature pages of Agway and Sellers to the Non-Competition Agreement, substantially in the form attached hereto as Exhibit G (the "Sellers' Non-Competition Agreement");
---------       ----------------------------------

          (h) a duly executed counterpart signature page to the Transition Services Agreement, substantially in the form attached hereto as Exhibit H,
                                                                      ---------
provided that  Purchaser may delete any of the services  listed on Schedule A to
--------                                                           ----------
the Transition Services Agreement or Sellers may add certain additional transition services reasonably acceptable to Purchaser at any time up to ten
(10) days prior to the Closing Date upon written notice to the other parties hereto;

          (i) a certified copy of the certificate of incorporation and/or certificate of formation for each of Sellers, as applicable;

          (j) a certificate of good standing for each of Sellers from the jurisdiction of organization of each such Seller and Vermont, Massachusetts, Pennsylvania, New Jersey and New York, each dated not later than thirty (30) days prior to the Closing Date;

          (k) a copy of the resolutions adopted by the board of directors or managers/management committee of each Seller, as applicable, approving and authorizing the closing of the transactions contemplated herein;

          (l) the ISRA Closing Compliance in accordance with Section 7.16;
                                                             ------------

          (m) affidavits, stating, under penalties of perjury, each Seller's United States taxpayer identification number and that such Seller is not a foreign person pursuant to Section 1445(b)(2) of the Code; and

          (n) all other instruments of conveyance and transfer, in form and substance reasonably acceptable to Purchaser, as may be necessary to convey the Purchased Assets to Purchaser, including, without limitation, all of Sellers' limited or special warranty deeds, affidavits of title (which shall not expand Sellers' Liability beyond that created hereunder), assignment and assumption agreements, and motor vehicle certificates of title.

     4.3  Deliveries  by  Purchaser.  At the Closing,  Purchaser  shall  deliver
          -----------------------
to Sellers:

               (a)  a  duly  executed   assignment  and   assumption   agreement
substantially in the form attached hereto as Exhibit F hereto;
                                             ---------

               (b) the amount  payable to Sellers as provided in Section  3.3(a)
                                                                 ---------------
hereof;

               (c) a duly executed counterpart signature page to the General Escrow Agreement;

               (d)  a  duly   executed   counterpart   signature   page  to  the
Environmental Indemnity Agreement;

               (e) duly executed counterpart signature pages to the Sellers' Non-Competition Agreement;

     (f) a duly executed counterpart signature page to the Transition Services Agreement, substantially in the form attached hereto as Exhibit H;
                                                        ----------

     (g) the officer's certificate required to be delivered pursuant to Sections
                                                                        --------
9.2(a) and 9.2(b);
------     ------

     (h) a certified copy of the certificate of partnership of Purchaser;

     (i) a certificate of good standing for Purchaser from the jurisdiction of its organization, dated not later than thirty (30) days prior to the Closing Date;

     (j) a copy of the resolutions adopted by the board of supervisors of Purchaser approving and authorizing the closing of the transactions contemplated herein; and

     (k) such other documents, instruments and certificates as Sellers may reasonably request.

     4.4  TERMINATION OF AGREEMENT. This Agreement may be  terminated  prior  to
          ------------------------
the Closing as follows:

     (a) by Purchaser or Sellers, if the Closing shall not have occurred by the close of business on or before the sixtieth (60th) day after the execution and delivery of this Agreement (the "Termination Date"); provided, however, that, if
                                 ----------------    --------  -------
the Closing shall not have occurred due to the failure of the Bankruptcy Court to enter the Approval Order and if all other conditions to the respective obligations of the parties to close hereunder that are capable of being fulfilled by the Termination Date shall have been so fulfilled or waived, then no party may terminate this Agreement prior to thirty (30) days after the Termination Date; provided, further, that if the Closing shall not have occurred
                  --------  -------
on or before the Termination Date due to a material breach of any representations, warranties, covenants or agreements contained in this Agreement by Purchaser or Sellers, then the breaching party may not terminate this Agreement pursuant to this Section 4.4(a);
                           --------------

     (b) by mutual written consent of Sellers and Purchaser;

     (c) by Purchaser, if any of the conditions to the obligations of Purchaser set forth in Sections 9.1 and 9.3 shall have become incapable of fulfillment
             -------------     ---
other than as a result of a breach by Purchaser of any covenant or agreement contained in this Agreement, and such condition is not waived by Purchaser;

     (d) by Sellers, if any condition to the obligations of Sellers set forth in Sections 9.2 and 9.3 shall have become incapable of fulfillment other than as a
------------     ---
result of a breach by any Seller of any covenant or agreement contained in this Agreement, and such condition is not waived by Sellers;

     (e) by Purchaser, if there shall be a breach by any Seller of any representation or warranty, or any covenant or agreement contained in this

Agreement  which would  result in a failure of a condition  set forth in Section
                                                                         -------
9.1 or 9.3 and which breach cannot be cured or has not been cured by the earlier
---    ---
of (i) 20 Business Days after the giving of written notice by Purchaser to Sellers of such breach and (ii) the Termination Date;

     (f) by Sellers, if there shall be a breach by Purchaser of any representation or warranty, or any covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section
                                                                         -------
9.2 or 9.3 and which breach cannot be cured or has not been cured by the earlier
---    ---
of (i) 20 Business Days after the giving of written notice by any Seller to Purchaser of such breach and (ii) the Termination Date;

     (g)  by  Sellers  or  Purchaser  if  there  shall  be  in  effect  a  final nonappealable Order of a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence);

     (h) by Purchaser or Sellers, if Sellers accept an Alternative Transaction at the conclusion of the auction contemplated by the Bidding Procedures or the Bankruptcy Court approves an Alternative Transaction, subject to the limitations set forth in the Bidding Procedures Order and subject to Purchaser's right to payment of the Expense Reimbursement and Break-Up Fee in accordance with the provisions of Section 4.7;
              -----------

     (i) by Purchaser, if the Audited Year-End Financial Statements or Final Unaudited Interim Financial Statements are not delivered to Purchaser at least three (3) Business Days prior to the Bidding Procedures Hearing or differ in any material and adverse respect, as determined in Purchaser's sole discretion, from the Unaudited Year-End Financial Statements or Initial Unaudited Interim Financial Statements, respectively; provided, however, Purchaser's termination
                                      --------  -------
right  under this  Section  4.4(i)  shall  expire and be of no further  force or
                   ---------------
effect upon the earlier to occur of (i) 5:00 p.m. (Eastern time) on the third Business Day after Purchaser's receipt of the Audited Year-End Financial
Statements and (ii) 9:00 a.m. (Eastern time) on the date of the Bidding Procedures Hearing; or

     (j) by Purchaser in accordance with Section 7.13.
                                         ------------

     4.5 PROCEDURE UPON TERMINATION. In the event of termination and abandonment
         --------------------------
by Purchaser or Sellers, or both, pursuant to Section 4.4 hereof, written notice
                                              -----------
thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the purchase of the Assets hereunder shall be abandoned, without further action by Purchaser or Sellers. If this Agreement is terminated as provided herein each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

     4.6 EFFECT OF TERMINATION.
         ---------------------

     (a) In the event that this  Agreement  is  terminated  in  accordance  with
Section  4.4,  then each of the parties  shall be  relieved of their  duties and
------------
obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Purchaser or Sellers; provided,
                                                                       --------
however,  that the  obligations of the parties set forth in Section 4.7 and 11.3
-------                                                     -----------     ----
through 11.13 hereof shall survive any such termination and shall be enforceable
        -----
hereunder.

     (b) Nothing in this Section 4.6 shall  relieve  Purchaser or Sellers of any
                         -----------
liability for a breach of this Agreement prior to the date of termination. The damages recoverable by the non-breaching party shall include all attorneys' fees reasonably incurred by such party in connection with the transactions contemplated hereby.

     (c) The Confidentiality Agreement shall survive any termination of this Agreement and nothing in this Section 4.6 shall relieve Purchaser or Sellers of
                              -----------
their obligations under the Confidentiality Agreement. If this Agreement is terminated in accordance with Section 4.4, Purchaser agrees that the prohibition
                              -----------
in the Confidentiality Agreement restricting Purchaser's ability to solicit any employee of any Seller to join the employ of Purchaser or any if its Affiliates shall be extended to a period of two (2) years from the date of this Agreement.

     4.7 Expense Reimbursement and Break-Up Fee.
         --------------------------------------

     (a) If this  Agreement is  terminated  by Purchaser or Sellers  pursuant to
Section 4.4(h) and, an Alternative Transaction is consummated,  then on the next
--------------
Business Day following the consummation of the Alternative Transaction, Sellers shall pay to Purchaser a break-up fee in an amount equal to $5,000,000 (the "Break-Up Fee").
 ------------

     (b) If (i) Purchaser terminates this Agreement pursuant to the provisions of Section 4.4(e), or (ii) Sellers accept an Alternative Transaction at the
   ---------------
conclusion of the auction contemplated by the Bidding Procedures Order or the Bankruptcy Court approves an Alternative Transaction, Sellers shall reimburse Purchaser for the amount of its out-of-pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement (including, without limitation, those costs and expenses incurred in connection with its due diligence activities relating thereto but not including any financing fees or borrowing costs incurred by Purchaser) in amount up to (but not in excess of) $3,675,000 (the "Expense Reimbursement") within five (5) days
                                   ----------------------
after Purchaser's demand therefor accompanied by reasonable and customary documentation thereof.

(c) The Expense Reimbursement and the Break-up Fee shall be payable to Purchaser in cash, by wire transfer of immediately available funds to an account designated in writing by Purchaser. Upon payment of the Break-Up Fee and Expense

Reimbursement, in each case as required by this Agreement, Sellers shall be deemed fully released and discharged from any liability or obligation arising under or resulting from this Agreement (other than those provisions of this Agreement that survive termination as set forth in Section 4.6). Sellers'
                                                        ------------
obligations  under  this  Section  4.7 to  pay  the  Break-Up  Fee  and  Expense
                          ------------
Reimbursement shall survive termination of the Agreement.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers, jointly and severally, hereby represent and warrant to Purchaser that:

     5.1  Organization  and Good  Standing.  Each of Sellers  is a company  duly
          --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. Each of Sellers is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing would not have a Material Adverse Effect.

     5.2  Authorization  of  Agreement.  Each  Seller has all  requisite  power,
          ----------------------------
authority and legal capacity to execute and deliver this Agreement and each Seller has all requisite power, authority and legal capacity to execute and deliver each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by Sellers in connection with the consummation of the transactions contemplated by this Agreement (the "Sellers Documents"), to perform their respective obligations hereunder and
 ------------------
thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Sellers Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of each Seller. This Agreement has been, and each of the Sellers Documents will be at or prior to the Closing, duly and validly executed and delivered by each Seller which is a party thereto and (assuming the due authorization, execution and delivery by the other parties hereto and thereto, the entry of the Approval Order, and, with respect to Sellers' obligations under Section 4.7, the entry of the Bidding Procedures
                               -----------
Order) this Agreement constitutes, and each of the Sellers Documents when so executed and delivered will constitute, legal, valid and binding obligations of Sellers enforceable against Sellers in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     5.3 Conflicts; Consents of Third Parties.
         ------------------------------------

     (a)  Except as set forth on  Schedule  5.3(a),  none of the  execution  and
                                  ----------------
delivery by Sellers of this Agreement or by Sellers of the Sellers Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by Sellers with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or give rise to any obligation of Sellers to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under any provision of (i) the certificate of incorporation and bylaws, certificate of formation and operating agreement or comparable organizational documents of any Seller; (ii) any Contract or Permit to which any Sellers are a party or by which any of the properties or assets of any Seller are bound; (iii) any Order of any court, Governmental Body or arbitrator applicable to any Seller or any of the properties or assets of any Seller as of the date hereof; or (iv) any applicable Law, other than, in the case of clauses (ii), (iii) and (iv), such conflicts, violations, defaults, terminations, cancellations or accelerations that would not have a Material Adverse Effect.

     (b) Except as set forth on Schedule 5.3(b), no consent,  waiver,  approval,
                                ---------------
Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of any Seller in connection with the execution and delivery of this Agreement or the Sellers Documents, the compliance by any Seller with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or the taking by any Seller of any other action contemplated hereby, except for (i) compliance with the applicable requirements of the HSR Act, (ii) the entry of the Approval Order, (iii) the entry of the Bidding Procedures Order with respect to Sellers' obligations under Section 4.7, and (iv) for such other consents,
                                 -----------
waivers, approvals, Orders, Permits, authorizations, declarations, filings and notifications, the failure of which to be obtained or made would not have a Material Adverse Effect.

     5.4 Financial Statements. Sellers have delivered to Purchaser copies of (i)
         --------------------
the unaudited combined statements of financial position of Sellers as at June 30, 2003 and June 30, 2002 and the related unaudited combined statements of operations and changes in member's equity, combined statements of comprehensive income and combined statements of cash flow of Sellers for the years ended June 30, 2003, June 30, 2002 and June 30, 2001 (the "Unaudited Year-End Financial
                                                  ------------------------------
Statements")  and (ii) the initial  unaudited  combined  statements of financial
----------
position of Sellers as at September 30 , 2003 and the related unaudited combined statements of operations and changes in member's equity, combined statements of comprehensive income and combined statements of cash flow of Sellers for the three-month period then ended (the "Initial Unaudited Interim Financial
                                          --------------------------------------
Statements").  As contemplated  by Section 4.4(i),  Sellers intend to deliver to
----------                         --------------
Purchaser on or before three (3) Business Days prior to the Bidding Procedures Hearing, copies of (i) the audited combined statements of financial position of Sellers as at June 30, 2003 and June 30, 2002 and the related audited combined statements of operations and changes in member's equity, combined statements of comprehensive income and combined statements of cash flow of Sellers for the years ended June 30, 2003, June 30, 2002 and June 30, 2001 (the "Audited
                                                                         -------
Year-End Financial Statements") and (ii) the final unaudited combined statements
-----------------------------
of financial position of Sellers as at September 30 , 2003 and the related unaudited combined statements of operations and changes in member's equity, combined statements of comprehensive income and combined statements of cash flow of Sellers for the three-month period then ended (the "Final Unaudited Interim
                                                        ------------------------
Financial  Statements"  and,  together  with the  Unaudited  Year-End  Financial
---------------------
Statements, the Audited Year-End Financial Statements and the Initial Unaudited Interim Financial Statements, referred to herein as the "Financial Statements").
                                                         --------------------
Each of the Financial Statements has been prepared in accordance with GAAP consistently applied without modification of the accounting principles used in the preparation thereof throughout the periods presented and presents fairly in all material respects the consolidated financial position, results of operations and cash flows of Sellers as at the dates and for the periods indicated therein, subject to normal year-end adjustments and the absence of complete notes in the case of the Unaudited Interim Financial Statements.

     For the purposes hereof, the combined statements of financial position of Sellers as at June 30, 2003 that constitute a part of the Unaudited Year-End
Financial Statements is referred to as the "Balance Sheet";  provided,  however,
                                            -------------    --------   -------
that from and after Sellers' delivery of the Audited Year-End Financial Statements to Purchaser as contemplated by Section 4.4(i), the combined
                                                 ---------------
statements of financial position of Sellers as at June 30, 2003 that constitute a part of the Audited Year-End Financial Statements shall thereafter constitute the "Balance Sheet" for purposes hereof. June 30, 2003 is referred to as the
      --------------
"Balance Sheet Date."
 ------------------

     5.5 NO UNDISCLOSED  LIABILITIES.  Except as set forth on Schedule 5.5, none
         ---------------------------                          ------------
of Sellers has any material Liabilities of any kind that would have been required to be reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto in accordance with GAAP other than (i) Liabilities incurred in the Ordinary Course of Business since the Balance Sheet Date that would not have a Material Adverse Effect, (ii) Liabilities incurred in connection with the transactions contemplated hereby, and (iii) Excluded Liabilities.

     5.6 PURCHASED ASSETS.  Except as set forth in Schedule 5.6, Sellers own and
         ----------------                          ------------
have good title to each of the Purchased Assets other than as to Owned Property, which is represented and warranted to under Section 5.9, which, as of the
                                                 -----------
Closing, will be free and clear of all Liens other than Permitted Exceptions. The Purchased Assets constitute all of the assets necessary to operate the Business consistent with past practice. All of the Automotive Equipment listed on Schedule 2.1(m) is in good operating condition and is in all material
    ----------------
respects capable of being used without the present need for repairs or replacement except in the Ordinary Course of Business. All material Furniture and Equipment is in good working order reasonable and ordinary wear and tear excepted.

     5.7 ABSENCE OF CERTAIN  DEVELOPMENTS.  Except as expressly  contemplated by
         --------------------------------
this Agreement or as set forth on Schedule 5.7, since the Balance Sheet Date (i)
                                  ------------
Sellers have conducted the Business only in the Ordinary  Course of Business and
(ii) there has not been any event, change, occurrence or circumstance that has had a Material Adverse Effect.

     5.8 TAXES. Except as set forth on Schedule 5.8:
         -----                         ------------

     (a) All federal, state and local income and franchise and all other material Tax Returns required to be filed by or with respect to Sellers or the Purchased Assets have been timely filed with the appropriate Tax Authorities in all jurisdictions in which such Tax Returns are required to be filed (taking into account any extension of time to file granted or to be obtained on behalf of Sellers) and such Tax Returns are true, correct and complete in all material respects; and (ii) all material Taxes due and payable by or with respect to Sellers or the Purchased Assets, whether or not shown on such Tax Returns have been timely paid in full.

     (b) No Seller is a Foreign Person within the meaning of Section 1445 of the Code.

     (c) All material Taxes required to be withheld by Sellers have been withheld and have been (or will be) duly and timely paid to the proper Tax Authority.

     (d) No written agreement or other document extending, or having the effect of extending, the period of assessment or collection of any material Taxes of any Seller is still in effect with any Tax Authority.

     (e) No deficiencies with respect to material Taxes of any Seller have been asserted in writing by any Tax Authority that have not been fully paid.

     (f) There are no audits or investigations by any Tax Authority of any Sellers in progress with respect to any material Tax and no written notice has been received that a Tax Authority intends to commence any such audit or investigation.

     (g) No claim has been made in writing within the past 5 years by a Tax Authority in a jurisdiction where any of Sellers does not file Tax Returns that it is or may be subject in that jurisdiction to a material Tax.

     (h) There are no Liens on any of the Purchased Assets that arose in connection with any failure (or alleged failure) to pay any Tax, except for Permitted Exceptions.

     (i) None of Sellers is a party to any Tax allocation, indemnity or sharing agreement or arrangement with respect to a material Tax that could apply to the Purchased Assets after the Closing Date.

     5.9 REAL PROPERTY.
         -------------

     (a) Schedule 5.9(a) sets forth a complete list of (i) all real property and
         ---------------
interests  in real  property  owned in fee by Sellers  (individually,  an "Owned
                                                                           -----
Property" and collectively,  the "Owned Properties"), and (ii) all real property
--------                          ----------------
and interests in real property leased (collectively, the "Leased Real Property")
                                                          --------------------
by Sellers  (individually,  a "Real Property Lease" and collectively,  the "Real
                                                                            ----
Property  Leases") and,  together with the Owned  Properties,  being referred to
----------------
herein  individually as a "Sellers'  Property" and collectively as the "Sellers'
                           ------------------                           -------
Properties")  as lessee or lessor.  Sellers have good,  valid and marketable fee
----------
title to all Owned Property, free and clear of all Liens of any nature whatsoever except (A) Liens set forth on Schedule 5.9(a) and (B) Permitted
                                            ----------------
Exceptions. Sellers have an enforceable leasehold interest under each of the Real Property Leases, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). No Seller has received any written notice of any default or event that with notice or lapse of time, or both, would constitute a default by any Seller under any of the Real Property Leases.

     (b) To the Knowledge of Sellers or except as set forth on Schedule  5.9(b),
                                                               ----------------
there are no Federal, State or local plans to change the highway or road system in the vicinity of the Owned Properties or to restrict or change access from any such highway or road to the Owned Properties or of any pending or threatened condemnation of the Owned Properties or any part thereof or of any plans for improvements which might result in a special assessment against the Owned Properties.

     (c) Sellers have received no notices of violations of law or municipal ordinances, Environmental Laws, or other orders or requirements issued by any Governmental Body or department with respect to the Owned Properties or the Leased Real Property.

     (d) Sellers have not received any notice from the holder of any mortgage on the Owned Properties or any insurance company insuring the Owned Properties requiring repairs, alterations or maintenance to be done on the Owned Properties. Any such notice received by Sellers prior to the Closing shall be complied with by Sellers prior to the Closing.

     (e) There are no actions, suits or proceedings pending or, to the Knowledge or Sellers, threatened, against or affecting Sellers or the Owned Properties or the Leased Real Property, at law or in equity, before any federal, state, municipal or governmental department, commission, board, bureau, agency or instrumentality which, if determined adversely to Sellers, would in any way affect the Owned Properties, the Leased Real Property or the operation thereof.

     (f) To the Knowledge of Sellers, without independent inquiry, the Owned Properties and the Leased Real Property and the present use and condition thereof do not violate any applicable deed restrictions or other covenants, restrictions or agreements, site plan approvals, zoning or subdivision regulations applicable to the Owned Properties or the Leased Real Property.

     (g) There have been no material casualties or condemnations with respect to Sellers' Properties within the past twelve months, except as set forth on
Schedule 5.9(g).
---------------

     (h) No rent required to be paid by any Seller under each of the Leased Real Property Leases is past due, except where any Seller has a bona fide dispute with the lessor under such Real Property Lease.

     5.10  TANGIBLE  PERSONAL  PROPERTY.  Schedule 5.10 sets forth all leases of
           ----------------------------   -------------
personal  property  ("Personal  Property  Leases")  involving annual payments in
                      --------------------------
excess of $5,000 relating to personal property used by any Seller in the Business or to which any Sellers are a party or by which the properties or assets of any Sellers are bound. Sellers have an enforceable leasehold interest under each of the Personal Property Leases under which it is a lessee, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). To the Knowledge of Sellers, no Seller has received any written notice of any default or event that with notice or lapse of time or both would constitute a default by any Seller under any of the Personal Property Leases.

     5.11  INTELLECTUAL  PROPERTY.  Schedule  5.11 sets  forth an  accurate  and
           ----------------------   --------------
complete list of all material Purchased Intellectual Property. Except as disclosed in Schedule 5.11, Sellers own or possess licenses or other rights to
             -------------
use all material Purchased Intellectual Property, except as would not have a Material Adverse Effect. Except as set forth on Schedule 5.11, to the Knowledge
                                                 -------------
of Sellers, (i) the Purchased Intellectual Property are not the subject of any challenge received by Sellers in writing, except as would not have a Material Adverse Effect and (ii) none of Sellers has received any written notice of any default or any event that with notice or lapse of time, or both, would constitute a default under any Purchased Intellectual Property license to which any Seller is a party or by which it is bound, nor, to the Knowledge of Sellers, is there a basis for any such default. Notwithstanding any other provisions of this Agreement, Sellers make no representations or warranties regarding the current or future value of the Purchased Intellectual Property, which is conveyed to and accepted by Purchaser pursuant to this Agreement "AS IS."

     5.12 MATERIAL CONTRACTS.
          ------------------

     (a) Schedule 1.1(b) includes all of the material  Contracts of Sellers (not
         ---------------
including the Excluded Contracts) related to the Business or by which the Purchased Assets may be bound or affected (collectively, the "Material
                                                                        --------
Contracts").  Except  as set forth on  Schedule  5.12(a),  none of the  Material
---------                              -----------------
Contracts relate to any formerly owned real property or formerly leased real property of Sellers that is not an Owned Property or Leased Real Property.

     (b) Except as set forth on Schedule 5.12(b), each of the Material Contracts
                                ----------------
is in full force and effect and is the legal, valid and binding obligation of Sellers, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), except where the failure to be so in full force and effect, legal, valid and binding or enforceable  would not have a Material  Adverse  Effect.  Except as set forth on
Schedule  5.12(b),  none of Sellers are in material  default  under any Material
-----------------
Contract that would result in termination of any such Material Contract or have received any written notice of any default or event that with notice or lapse of time or both would constitute a default by any Seller under any Material Contract.

     5.13 EMPLOYEE BENEFITS.
          -----------------

     (a) Schedule 5.13(a) lists: (i) all material  "employee  benefit plans", as
         ----------------
defined in Section 3(3) of ERISA, and all other material employee benefit arrangements or payroll practices, including, without limitation, bonus plans, consulting or other compensation agreements, incentive, equity or equity-based compensation, or deferred compensation arrangements, stock purchase, severance pay, sick leave, vacation pay, salary continuation, disability, hospitalization, medical insurance, life insurance, scholarship programs maintained by Sellers or to which Sellers contributed or are obligated to contribute thereunder for current or former employees of Sellers (the "Employee Benefit Plans"), and (ii)
                                             -----------------------
all "employee pension plans", as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code, maintained by Sellers and any trade or business (whether or not incorporated) which are or have ever been under common control, or which are or have ever been treated as a single employer, with Sellers under Section 414(b), (c), (m) or (o) of the Code ("ERISA
                                                                           -----
Affiliate") or to which Sellers and any ERISA Affiliate  contributed or has ever
---------
been  obligated to  contribute  thereunder  (the "Title IV Plans").  None of the
                                                  --------------
Title IV Plans is a multiemployer plan as defined in Section 3(37) of ERISA ("Multiemployer Plan"), or has been subject to Sections 4063 or 4064 of ERISA.
  ------------------

     (b) True, correct and complete copies of the following documents, with respect to each of the Employee Benefit Plans and Title IV Plans (as applicable), have been made available to Purchaser (A) any plans and related trust documents, and all amendments thereto, (B) the most recent Forms 5500 for the past three (3) years and schedules thereto, (C) the most recent financial statements and actuarial valuations for the past three (3) years, (D) the most recent IRS determination letter, (E) the most recent summary plan descriptions (including letters or other documents updating such descriptions) and (F) written descriptions of all non-written agreements relating to the Employee Benefit Plans and Title IV Plans (collectively, the "Pension Plans").
                                                               --------------

     (c) Except as set forth on Schedule  5.13(c),  each of the Employee Benefit
                                -----------------
Plans and Title IV Plans intended to qualify under Section 401 of the Code ("Qualified Plans") has been determined by the IRS to be so qualified, and, to
  ----------------
the Knowledge of Sellers, nothing has occurred with respect to the operation of any such plan which could reasonably be expected to result in the revocation of such favorable determination.

          (d) All contributions and premiums required by law or by the terms of any Employee Benefit Plan or Title IV Plan or any agreement relating thereto have been timely made (taking into account any waivers granted with respect thereto) to any funds or trusts established thereunder or in connection therewith in all material respects.

          (e)  Except as set forth on  Schedule  5.13(e),  none of the  Employee
                                       -----------------
Benefit Plans which are "welfare benefit plans" within the meaning of Section 3(1) of ERISA provide for continuing benefits or coverage for any participant or any beneficiary of a participant post-termination of employment except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").
          -----

          (f)  Except as set forth on  Schedule  5.13(f),  each of the  Employee
                                       -----------------
Benefit Plans and Title IV Plans has been maintained, in all material respects, in accordance with its terms and all provisions of applicable Law, including but not limited to ERISA and the Code.

          (g) Except as set forth on Schedule 5.13(g), neither the execution and
                                     ----------------
delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee of any Seller; (ii) increase any benefits otherwise payable under any Employee Benefit Plan or Title IV Plan; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

    5.14  LABOR.
          -----

          (a)  Except as set forth on  Schedule  5.14(a),  none of  Sellers is a
                                       -----------------
party to any labor or collective bargaining agreement.

          (b)  Except as set forth on Schedule 5.14(b) there are no (i) strikes,
                                      ----------------
work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the Knowledge of Sellers, threatened against or involving any Seller, except as would not have a Material Adverse Effect. There are no unfair labor practice charges, grievances or complaints pending or, to the Knowledge of Sellers, threatened by or on behalf of any employee or group of employees of Sellers, except as would not have a Material Adverse Effect.

          (c)  Except  as  set  forth  on  Schedule  5.14(c),  Sellers  are  not
                                           -----------------
delinquent in payments to any Transferred Employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for Sellers as of the date hereof or amounts required to be reimbursed to the Transferred Employees.

     5.15  LITIGATION. Except as set forth in Schedule 5.15, there are no Legal
           ----------                         -------------
Proceedings  pending or, to the  Knowledge  of Sellers,  threatened  against any

Seller before any Governmental Body, which, if adversely determined, would have a Material Adverse Effect.

     5.16  Compliance with Laws; Permits.
           -----------------------------

          (a)  Except  as  set  forth  on  Schedule  5.16 (a),  Sellers  are  in
                                           ------------------
compliance with all Laws of any Governmental Body applicable to their respective operations or assets or the Business, except where the failure to be in compliance would not have a Material Adverse Effect and except with respect to Environmental Laws, which are represented and warranted to in Section 5.17.
                                                                   ------------
Except as set forth on  Schedule  5.16(a),  none of  Sellers  has  received  any
                        -----------------
written notice of or been charged with the violation of any Laws, except where such violation would not have a Material Adverse Effect.

          (b) Sellers currently have all material Permits which are required for the operation of the Business at each of Sellers' Properties as presently conducted. Except as set forth on Schedule 5.16(b), none of Sellers is in
                                     -----------------
default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of any Permit to which it is a party, except where such default or violation would not have a Material Adverse Effect and except with respect to Environmental Laws, which are represented and warranted to in Section 5.17.
                                                              ------------

          (c)  Except  as  set forth on Schedule 5.16(c) and except with respect
                                        ----------------
to  Environmental  Laws, which are represented and warranted to in Section 5.17,
                                                                   ------------
Sellers, within the previous five (5) years, have not received, and to the Knowledge of Sellers there is no basis for any Seller to receive a notice of any violation or alleged violation of any applicable statutes, ordinances, orders, rules, and regulations promulgated by any U.S. federal, state, municipal, non-U.S. or other Governmental Body which apply to the conduct of its business.


     5.17  ENVIRONMENTAL MATTERS.  Except  as  set forth on Schedule 5.17 hereto
           ---------------------                            -------------
and except in each case as would not have a Material Adverse Effect:

          (a) the operations of each Seller are in compliance with all applicable Environmental Laws and all material Permits issued pursuant to Environmental Laws or otherwise;

          (b) each Seller has obtained all material Permits required under all applicable Environmental Laws necessary to operate its business and shall provide Purchaser with a list of all such Permits prior to Closing;

          (c) none of Sellers is the subject of any outstanding written order or Contract with any governmental authority or person respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Release or threatened Release of a Hazardous Material;

          (d) none of Sellers has received any written communication alleging either or both that any Seller may be in violation of any Environmental Laws, or any Permit issued pursuant to Environmental Laws, or may have any liability under any Environmental Laws;

          (e) to the Knowledge of Sellers, there are no investigations of the Business, or currently or previously owned, operated or leased property of any Seller or of any property to which any Seller sent Hazardous Materials for disposal pending or threatened which would reasonably be expected to result in the imposition of any material liability pursuant to any Environmental Laws;

          (f) there are no Hazardous Materials on, at, under or migrating from any of Sellers' Properties except as in material compliance with Environmental Laws; and

          (g) the representations and warranties  contained in this Section 5.17
                                                                    ------------
are the sole and exclusive representations and warranties of Sellers with respect to environmental matters.

    5.18  FINANCIAL ADVISORS.  Except  as set  forth on Schedule 5.18, no Person
          ------------------                            -------------
has acted, directly or indirectly, as a broker, finder or financial advisor for any Seller in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment from Purchaser in respect thereof.

    5.19  ACCOUNTS RECEIVABLE. All of Sellers' accounts receivable arising since
          -------------------
the Balance Sheet Date arose from bona fide transactions in the Ordinary Course of Business, and the goods and services involved have been sold, delivered and performed to the account obligors, and no further filings (with Governmental Bodies, insurers or others) are required to be made, no further goods are required to be provided and no further services are required to be rendered in order to complete the sales and fully render the services and to entitle Sellers to collect the accounts receivable in full. Except as set forth on Schedule
                                                                        --------
5.19, no accounts  receivable have been assigned or pledged to any other Person,
----
firm or corporation, and, except only to the extent fully reserved against as set forth in the Balance Sheet, no defense or set-off to any such account has been asserted by the account obligor or exists.

    5.20  INVENTORY.  As  of  the  Closing  Date, the Inventory shall consist of
          ---------
items of a quality, condition and quantity consistent with normal seasonally adjusted Inventory levels of Sellers and be usable and saleable in the ordinary and usual course of business for the purposes for which intended. Each Seller's Inventory is valued on its books of account in accordance with GAAP (on an average cost basis) at the lower of cost or market, and the value of obsolete materials, materials below standard quality and slow-moving materials have been written down in accordance with GAAP, net of amounts due to/from exchange partners.

    5.21  SIGNIFICANT SUPPLIERS.  Schedule  5.21  sets  forth  the  10 principal
          ---------------------   --------------
suppliers of each Seller during the fiscal year ended June 30, 2003 ("Significant Suppliers"), together with the dollar amount of Products purchased
 -----------------------
by such Seller from each such supplier during each such period. Except as otherwise set forth in Schedule 5.21, Sellers maintain good relations with all
                       -------------
Significant Suppliers, as well as with governments, partners, financing sources and other parties with whom Sellers have significant relations, and no such party has canceled, terminated or, to the Knowledge of Sellers, made any threat to any Seller to cancel or otherwise terminate its relationship with such Seller or to materially decrease its services or supplies to such Sellers or its direct or indirect purchase or usage of the Products or services of such Seller.
Schedule  1.1(b)  includes all material  written  agreements,  arrangements  and
---------------
understandings between Sellers and the Significant Suppliers.

    5.22   INSURANCE. Schedule 5.22 hereto is a complete and correct list of all
           ---------  -------------
insurance policies (including, without limitation, fire, liability, product liability, workers' compensation and vehicular) presently in effect that relate to Sellers or their respective properties, all of which have been in full force and effect from and after the inception date(s) set forth on Schedule 5.22. Such
                                                             -------------
policies are sufficient for compliance by Sellers with all applicable material Laws and all Material Contracts. Except as set forth on Schedule 5.22, none of
                                                          --------------
the insurance carriers, to the Knowledge of Sellers, has indicated to any of Sellers an intention to cancel any such policy or to materially increase any insurance premiums (including workers' compensation premiums). Except as set forth on Schedule 5.22, during the prior two (2) years, all notices required to
         -------------
have been given by Sellers to any insurance company have been timely and duly given, and no insurance company has asserted that any claim by or against Seller is not covered by the applicable policy relating to such claim.

    5.23   ABSENCE OF CERTAIN BUSINESS PRACTICES.  To the Knowledge of Seller or
           -------------------------------------
except as set forth on Schedule 5.23, neither Sellers nor any other Affiliate of
                       -------------
Sellers has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier; or (b) directly or indirectly given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, any official or employee of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other Person who was, is or may be in a position to help or hinder the business of Sellers (or assist Sellers in connection with any actual or proposed transaction), in each case which (i) may subject any such Sellers to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the assets, business, operations or prospects of any such Sellers, or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of any such Sellers.

    5.24   NO  OTHER  REPRESENTATIONS  OR  WARRANTIES; SCHEDULES. Except for the
           -----------------------------------------------------
representations  and warranties  contained in this Article V (as modified by the
                                                   ---------
Schedules hereto), neither Sellers nor any other Person makes any other express or implied representation or warranty with respect to Sellers, the Business, the Purchased Assets, the Assumed Liabilities or the transactions contemplated by this Agreement, and Sellers disclaim any other representations or warranties, whether made by Sellers, any Affiliate of Sellers or any of their respective officers, directors, employees, agents or representatives. Except for the representations and warranties contained in Article V hereof (as modified by the
                                            ---------
Schedules hereto), Sellers (i) expressly disclaim and negate any representation or warranty, expressed or implied, at common law, by statute, or otherwise, relating to the condition of the Purchased Assets (including any implied or expressed warranty of merchantability or fitness for a particular purpose, or of conformity to models or samples of materials) and (ii) hereby disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Purchaser or its Affiliates or representatives (including any opinion, information, projection, or advice that may have been or may be provided to Purchaser by any director, officer, employee, agent, consultant, or representative of Sellers or any of their Affiliates). Sellers makes no representations or warranties to Purchaser regarding the probable success or profitability of the Business. The disclosure of any matter or item in any schedule hereto shall not be deemed to constitute an acknowledgment that any such matter is required to be disclosed.

                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Sellers that:

    6.1  ORGANIZATION AND GOOD STANDING. Purchaser is a limited partnership duly
         ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

    6.2  AUTHORIZATION OF AGREEMENT. Purchaser  has  full power and authority to
         --------------------------
execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (the "Purchaser Documents"), and to consummate the
                             ---------------------
transactions contemplated hereby and thereby. The execution, delivery and performance by Purchaser of this Agreement and each Purchaser Document have been duly authorized by all necessary action on behalf of Purchaser. This Agreement has been, and each Purchaser Document will be at or prior to the Closing, duly executed and delivered by Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Purchaser Document when so executed and delivered will constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    6.3   CONFLICTS; CONSENTS OF THIRD PARTIES.
          ------------------------------------

          (a)   Except as set forth on Schedule 6.3, none of the  execution  and
                                       ------------
delivery by Purchaser of this Agreement and of Purchaser Documents, the consummation of the transactions contemplated hereby or thereby, or the compliance by Purchaser with any of the provisions hereof or thereof will (i) conflict with, or result in a violation of, any provision of the certificate of limited partnership or limited partnership agreement of Purchaser, (ii) conflict with, violate, result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or lapse of time or both) of any material right or obligation of Purchaser under, any Contract or Permit to which Purchaser is a party or by which Purchaser or its properties or assets are bound or (iii) violate any statute, rule, regulation or Order of any Governmental Body applicable to Purchaser or any of the properties or assets of Purchaser or (iv) any applicable Law, except, in the case of clauses (ii), (iii) and (iv), for such violations, breaches, defaults, terminations, cancellations or accelerations as would not have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

          (b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Purchaser in connection with the execution and delivery of this Agreement or Purchaser Documents, the compliance by Purchaser with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or the taking by Purchaser of any other action contemplated hereby, or for Purchaser to conduct the Business, except for compliance with the applicable requirements of the HSR Act.

    6.4   LITIGATION.  There  are  no  Legal  Proceedings  pending  or,  to  the
          ----------
knowledge of Purchaser, threatened against Purchaser, or to which Purchaser is otherwise a party before any Governmental Body, which are reasonably likely to prohibit or restrain the ability of Purchaser to enter into this Agreement, or which, if adversely determined, would reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions hereby. Purchaser is not subject to any Order of any Governmental Body except to the extent the same would not reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

    6.5   FINANCIAL ADVISORS. Except as set forth on Schedule 6.5, no Person has
          ------------------                         ------------
acted, directly or indirectly, as a broker, finder or financial advisor for Purchaser in connection with the transactions contemplated by this Agreement and no person is entitled to any fee or commission or like payment in respect thereof.

    6.6   FINANCIAL  CAPABILITY.  Purchaser  (i)  at  the  Closing  will  have,
          ---------------------
sufficient funds available to pay the Purchase Price and any expenses incurred by Purchaser in connection with the transactions contemplated by this Agreement,

(ii) at the Closing will have, the resources and capabilities (financial or otherwise) to perform its obligations hereunder, and (iii) has not incurred any obligation, commitment, restriction or Liability of any kind, which would impair or adversely affect such resources and capabilities.

    6.7   CONDITION OF THE BUSINESS. Notwithstanding  anything contained in this
          -------------------------
Agreement to the contrary, Purchaser acknowledges and agrees that Sellers are not making any representations or warranties whatsoever, express or implied, beyond those expressly given by Sellers in Article V hereof (as modified by the
                                            ---------
Schedules hereto), and Purchaser acknowledges and agrees that, except for the representations and warranties contained therein, the Purchased Assets and the Business are being transferred on a "where is" and, as to condition, "as is" basis. Any claims Purchaser may have for breach of representation or warranty shall be based solely on the representations and warranties of Sellers set forth in Article V hereof (as modified by the Schedules hereto as supplemented or
   ---------
amended). Purchaser further represents that no Seller nor any of their Affiliates nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding any Seller, the Business or the transactions contemplated by this Agreement not expressly set forth in this Agreement, and none of Sellers, any of their Affiliates or any other Person will have or be subject to any Liability to Purchaser or any other Person resulting from the distribution to Purchaser or its representatives or Purchaser's use of, any such information, including any confidential memoranda distributed on behalf of Sellers relating to the Business or other publication or data room information provided to Purchaser or its representatives, or any other document or information in any form provided to Purchaser or its representatives in connection with the sale of the Business and the transactions contemplated hereby.

                                   ARTICLE VII

                                    COVENANTS

    7.1   ACCESS TO INFORMATION.  Sellers agree that, prior to the Closing Date,
          ---------------------
Purchaser or its lenders shall be entitled, through its officers, employees and representatives (including, without limitation, their respective legal advisors and accountants), to make such investigation of the properties, businesses and operations of the Business and such examination of the books and records of the Business, the Purchased Assets and the Assumed Liabilities as they reasonably request and to make extracts and copies of such books and records, and, prior to and after the Closing Date, Sellers shall use commercially reasonable efforts to furnish Purchaser and its representatives with such financial, business and operating data of Sellers as may be required or reasonably requested by Purchaser for inclusion in, or in connection with, any private placement memoranda or filings with the U.S. Securities and Exchange Commission and registration statement (including, without limitation, any prospectus supplement) of Purchaser under the Securities Act of 1933, as amended (the "Securities Act"), filed contemporaneously with the transactions contemplated
----------------
hereby or within  sixty (60) days  thereafter,  including,  without  limitation, using reasonable commercial efforts to furnish Purchaser, at Sellers' expense, with financial statements of Sellers complying with Regulation S-X under the Securities Act and using reasonable commercial efforts to cause Sellers'
certified  public  accountants  to  provide  their  opinion,  consents  for  the inclusion thereof in any such registration statement and comfort letters that are customary for registration statements or private placement memoranda. Any such investigation and examination shall be conducted during regular business hours upon reasonable advance notice and under reasonable circumstances and shall be subject to restrictions under applicable Law. Sellers shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of Sellers to cooperate with Purchaser or its lenders and Purchaser's or its lenders' representatives in connection with such investigation and examination, and Purchaser or its lenders and their respective representatives shall cooperate with Sellers and its representatives and shall use their reasonable efforts to minimize any disruption to the Business. Notwithstanding anything herein to the contrary, no such investigation or examination shall be permitted to the extent that it would require any Seller to disclose information subject to attorney-client privilege or conflict with any confidentiality obligations to which any Sellers are bound. Sellers shall use commercially reasonable efforts to provide to Purchaser a list of the FCC Licenses as soon as practicable.

    7.2   CONDUCT OF THE BUSINESS PENDING THE CLOSING.
          --------------------------------------------

          (a) Prior to the Closing, except (i) as set forth on Schedule 7.2,(ii) as required by applicable Law, (iii) as otherwise contemplated by this Agreement or (iv) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed), Sellers shall:

          (i) conduct the Business only in the Ordinary Course of Business and in compliance with applicable Law;

          (ii) use their commercially reasonable efforts to (A) preserve the present business operations, organization and goodwill of the Business, (B) preserve the present relationships with customers and suppliers of the Business, and (C) maintain its insurance policies with respect to the Business and the Purchased Assets; and

          (iii) act in accordance with the Bankruptcy Court's compensation order attached hereto as Exhibit I.
                        ---------

          (b)   Except  (i) as set forth on Schedule  7.2, (ii) as  required  by
                                            -------------
applicable Law, (iii) as otherwise contemplated by this Agreement or (iv) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld or delayed with respect to subsections (i), (iv) and (xii) below), Sellers shall not, solely as it relates to the Business:

          (i) make or rescind any material election relating to Taxes, settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or except as may be required by applicable Law or GAAP, make any material change to any of their methods of accounting or methods of reporting income or deductions for Tax or accounting practice or policy from those employed in the preparation of its most recent Tax Returns;

          (ii) subject any of the Purchased Assets to any Lien outside of the Ordinary Course of Business, except for Permitted Exceptions;

          (iii) acquire  any  material  properties  or  assets  that  would   be
     Purchased Assets or sell, assign, license, transfer, convey, lease or otherwise dispose of any of the Purchased Assets;

          (iv) make any material change, whether written or oral, to any Material Contract with any of the suppliers or customers/licensees of Sellers;

          (v) delay payment of any accrued expense, trade payable or other liability of Sellers beyond its due date or the date when such liability would have been paid in the Ordinary Course of Business other than in respect of any cash expense, trade payable or liability being contested by Sellers in good faith;

          (vi) allow Sellers' Inventory to vary in any material respect from the levels customarily maintained;

          (vii) engage in any one or more material activities or transactions outside the Ordinary Course of Business;

          (viii) enter into or agree to enter into any merger or consolidation with, any corporation or other entity;

          (ix) cancel or compromise any debt or claim or waive or release any material right of any Seller that constitutes a Purchased Asset except in the Ordinary Course of Business;

          (x) enter into any commitment for capital expenditures in excess of $500,000 for all commitments in the aggregate;

          (xi) enter into, modify or terminate any labor or collective bargaining agreement to which Sellers or their Employees are a party, or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization;

          (xii) alter, amend or terminate any existing Real Property Lease or enter into any lease or contract affecting any of Sellers' Properties;

          (xiii) accelerate collection of any notes or accounts receivable of Sellers in advance of their regular due dates or the dates when they would have been collected in the Ordinary Course of Business;

          (xiv) enter into any transaction or make any commitment which would likely result in any of the representations, warranties or covenants of Sellers contained in this Agreement not being true and correct after the occurrence of such transaction or event; or

          (xv)   agree to do anything prohibited by this Section 7.2.
                                                         -----------

    7.3   CONSENTS. Sellers shall use their commercially reasonable efforts, and
          --------
Purchaser shall cooperate with Sellers, to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement, including, without limitation, the consents and approvals referred to in Section 5.3(b) hereof; provided, however, that Sellers
                         --------------         --------   -------
shall not be obligated to pay any consideration therefor to any third party from whom consent or approval is requested or to initiate any litigation or legal proceedings to obtain any such consent or approval.

    7.4  REGULATORY APPROVALS.
         --------------------

          (a) Purchaser and Sellers (if necessary) shall (a) make or cause to be made all filings required of each of them or any of their respective subsidiaries or Affiliates under the HSR Act or other Antitrust Laws with respect to the transactions contemplated hereby as promptly as practicable and, in any event, within five (5) days after the date the Bidding Procedures Order are approved by the Bankruptcy Court in the case of all filings required under the HSR Act and within four weeks in the case of all other filings required by other Antitrust Laws, (b) comply at the earliest practicable date with any request under the HSR Act or other Antitrust Laws for additional information, documents, or other materials received by each of them or any of their respective subsidiaries from the FTC, the Antitrust Division or any other Governmental Body in respect of such filings or such transactions, and (c) cooperate with each other in connection with any such filing and in connection with resolving any investigation or other inquiry of any of the FTC, the Antitrust Division or other Governmental Body under any Antitrust Laws with respect to any such filing or any such transaction. Each such party shall use reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to any applicable law in connection with the transactions contemplated by this Agreement. Each such party shall promptly inform the other parties hereto of any oral communication with, and provide copies of written communications with, any Governmental Body regarding any such filings or any such transaction. No party hereto shall independently participate in any formal meeting with any Governmental Body in respect of any such filings, investigation, or other inquiry without giving the other parties hereto prior notice of the meeting and, to the extent permitted by such Governmental Body, the opportunity to attend and/or participate.

          (b) Purchaser and Sellers shall use their best efforts to take such action as may be required to cause the expiration of the notice periods under the HSR Act or other Antitrust Laws with respect to such transactions as promptly as possible after the execution of this Agreement. Each of Purchaser and Sellers shall use their best efforts to resolve such objections, if any, as may be asserted by any Governmental Body with respect to the transactions contemplated by this Agreement under the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other United States federal or state or foreign statutes, rules, regulations, orders, decrees, administrative or judicial doctrines or other laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively, the "Antitrust
                                                                       ---------
Laws");  provided that Purchaser as a condition to the resolution of any of such
-----    --------
obligations shall not be obligated to dispose or otherwise divest itself of any of its assets. In connection therewith, if any Legal Proceeding is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as in violation of any Antitrust Law, each of Purchaser and Sellers shall cooperate and use its best efforts to contest and resist any such Legal Proceeding, and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement, including by pursuing all reasonable avenues of administrative and judicial appeal and all available legislative action, unless, by mutual agreement, Purchaser and Sellers decide that litigation is not in their respective best interests.

    7.5    ALTERNATIVE TRANSACTION. From the date hereof (and any prior time)and
           -----------------------
until the conclusion of the auction contemplated by the Bidding Procedures, Sellers are permitted to cause their representatives and Affiliates (together with Sellers, the "Seller Group") to initiate contact with, solicit or encourage
                   ------------
submission of any inquiries, proposals or offers by, any Person (in addition to Purchaser and its Affiliates, agents and representatives) in connection with any sale or other disposition of equity securities of Sellers ("Equity") or all or
                                                             --------
substantially all of the assets of any or all of Sellers or engaging in a public offering of the Equity or all or substantially all of the assets of any or all of Sellers (or of another security derived from the Equity) of any or all of Sellers (an "Alternative Transaction"), and nothing herein shall prohibit Seller
             ------------------------
Group from responding to requests for information regarding an Alternative Transaction or otherwise facilitating the auction process contemplated by the Bidding Procedures Order. Purchaser acknowledges and agrees that until the earlier of (x) the entry by the Bankruptcy Court of the Approval Order and (y) the termination of this Agreement in accordance with its terms, the Seller Group shall be permitted to pursue Alternative Transactions, including, but not limited to, supplying information relating to Sellers or the Equity to prospective purchasers of the Equity or all or substantially all of the assets of any or all of Sellers or prospective underwriters or purchasers of the Equity or all or substantially all of the assets of any or all of Sellers in a public offering. None of the Seller Group shall have any liability to Purchaser, either under or relating to this Agreement or any applicable Law, by virtue of entering into or seeking Bankruptcy Court approval of such a definitive agreement for an

Alternative  Transaction pursuant to this Section 7.5; provided,  that Purchaser
                                          ------------
is paid any Expense Reimbursement and Break-Up Fee that may be payable pursuant to Section 4.7 at the time provided for therein.
   -----------

    7.6   FURTHER  ASSURANCES.  Each  of  Sellers  and  Purchaser  shall use its
          -------------------
commercially reasonable efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

    7.7   CONFIDENTIALITY.
          ---------------

          (a) Purchaser acknowledges that the information provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the confidentiality agreement between Sellers' representative, executed on May 9, 2003 on behalf of Sellers, and Purchaser, executed by Purchaser on April 25, 2003 (the "Confidentiality Agreement"), the
                                              --------------------------
terms of which are incorporated herein by reference, provided that Purchaser may
                                                     --------
include such financial information and other information Purchaser reasonably determines is required to be disclosed by the rules and regulations of the U.S. Securities and Exchange Commission in Purchaser's filings with the U.S. Securities and Exchange Commission or in any private placement memoranda and to its lenders, underwriters and rating agencies. Effective upon, and only upon, the Closing Date, the Confidentiality Agreement shall terminate with respect to information relating solely to the Business or otherwise included in the Purchased Assets; provided, however, that Purchaser acknowledges that any and
                   --------   -------
all other Confidential Information provided to it by Sellers, their Affiliates or their representatives concerning Sellers shall remain subject to the terms and conditions of the Confidentiality Agreement after the Closing Date. Notwithstanding the foregoing, the Confidentiality Agreement shall not apply to information contained in this Agreement or the Exhibits and Schedules attached hereto or as to matters which are part of the Bankruptcy Court record or otherwise known to the general public.

          (b) Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to the transactions described in this Agreement, shall not apply to the Tax structure or Tax treatment of the transactions described in this Agreement, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the Tax structure and Tax treatment of the transactions described in this Agreement and all materials of any kind (including opinions or other tax analysis) that are provided to such party relating to such Tax treatment and Tax structure; provided, however, that such disclosure shall not include the name (or other
--------   -------
identifying information not relevant to the Tax structure or Tax treatment) of any person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

    7.8   PRESERVATION OF RECORDS. Sellers and Purchaser agree that each of them
          -----------------------
shall preserve and keep the records (including work papers and electronic files associated with Tax Returns regarding sale, use, excise and Product) held by it or their Affiliates relating to the Business for a period of seven (7) years from the Closing Date and shall make such records and personnel available to the other as may be reasonably required by such party in connection with, among other things, any insurance claims by, legal proceedings or tax audits against or governmental investigations of Sellers or Purchaser or any of their Affiliates or in order to enable Sellers or Purchaser to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby. In the event Sellers or Purchaser wishes to destroy such records prior or after that time, such party shall first give ninety (90) days prior written notice to the other and such other party shall have the right at its option and expense, upon prior written notice given to such party within that ninety (90) day period, to take possession of the records within one hundred and eighty (180) days after the date of such notice.

    7.9   PUBLICITY. Neither Sellers nor Purchaser shall issue any press release
          ---------
or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of Purchaser or Sellers, disclosure is otherwise required by applicable Law or by the applicable rules of any stock exchange on which Purchaser or Sellers lists securities, provided that the party intending to make such release shall use its best efforts consistent with such applicable Law to consult with the other party with respect to the text thereof.

    7.10  CONTACTS WITH SUPPLIERS AND CUSTOMERS. Notwithstanding anything to the
          -------------------------------------
contrary contained herein, prior to the Closing, (i) without the prior written consent of Sellers, which may be withheld for any reason, Purchaser shall not contact any customers of the Business, and (ii) Purchaser shall not contact any suppliers to the Business without the prior written consent of Sellers, which consent shall not be unreasonably withheld or delayed.

    7.11  BONDS.  Sellers  and Agway shall continue to maintain the Bonds issued
          -----
on behalf of or at the request of any Seller that are in effect on the Closing Date until such time as Purchaser, using its reasonable best efforts, causes Purchaser's surety to replace the Bonds. In the event that an obligee under any of the Bonds makes a claim thereunder as a result of Purchaser's breach or alleged breach of any of the Bonds' provisions, Purchaser shall promptly indemnify and hold harmless any Seller or Agway from any such surety's demand for indemnification under such surety indemnification agreement.

    7.12  SUPPLEMENTATION AND AMENDMENT OF SCHEDULES. From time to time prior to
          ------------------------------------------
the Closing, Sellers shall have the right to, or will upon the reasonable request of Purchaser, supplement or amend the Schedules with respect to any matter hereafter arising or discovered after the delivery of the Schedules pursuant to this Agreement that, if existing or known at, or occurring prior to, the date of this Agreement, would have been required to be set forth or described in such Schedules. No such supplement or amendment shall have any effect on the satisfaction of the condition to closing set forth in Section
                                                                         -------
9.1(a);  provided,  however, if the Closing shall occur, then Purchaser shall be
------   --------
deemed to have waived any right or claim pursuant to the terms of this Agreement
               ----------------
or otherwise,  including  pursuant to Article X hereof,  with respect to any and
                                      ---------
all matters disclosed pursuant to any such supplement or amendment at or prior to the Closing.

    7.13   BIDDING PROCEDURES.  Within  five  (5)  days  after the execution and
           ------------------
delivery of this Agreement, Agway shall file the Bidding Procedures Motion and the Sale Motion with the Bankruptcy Court. If the Bidding Procedures Order and the Approval Order, as entered, do not conform to Exhibits A and B hereto,
                                                        ----------     -
respectively, Purchaser shall have one (1) Business Day after Purchaser's receipt of notification of the entry of each such order to notify Sellers in writing that Purchaser elects, in its sole discretion, to terminate this Agreement.

    7.14   AGWAY NAME.
           ----------

          (a) Within thirty (30) days following the Closing, each Seller shall file a certificate of amendment of such Seller's certificate of incorporation or certificate of formation, as the case may be, with the Secretary of State of Delaware, changing its corporate or limited liability company name, as the case may be, to remove any reference to the name "Agway", or any similar name or derivative thereof.

          (b) Notwithstanding any other provisions of this Agreement, Purchaser acknowledges and agrees that:

          (i) Sellers are conveying exclusively to Purchaser all of their rights, title and interests to use the "AGWAY" name as a trade name or service name and any related Marks solely in connection with the Business, such rights, title and interests being limited to the use of the "AGWAY" name as part of a trade name or service name in connection with the Business such that the trade name or service name must include an additional term describing or indicating the Business or a part of the Business in which the entity is involved (e.g., "AGWAY ENERGY," AGWAY PROPANE," "AGWAY OIL");

          (ii) Sellers shall not grant, and has not granted, the rights conveyed to Purchaser pursuant to Section 7.14(b)(i) to any Person other than
                                 -------------------
     Purchaser;

          (iii) Purchaser agrees not to use, directly or indirectly, the AGWAY name outside of the Business and to use the AGWAY name within the Business only as permitted pursuant to this Section 7.14;
                                        ------------

          (iv) this Agreement does not grant Purchaser any right to use, and Purchaser shall not use, the trade name or service name "AGWAY", or any similar name or derivative thereof, by itself (without regard to whether a type of entity designation is used with the AGWAY name) for a business or entity formed and/or operated by or for Purchaser in connection with the Business;

          (v) Agway owns, and nothing in this Agreement transfers to or grants to Purchaser any right, title or interest in or to, the AGWAY name, or any similar name or derivative thereof, including any trademark and service mark registrations for the AGWAY mark, in connection with any business, products, and/or services outside of the Business (the "Other AGWAY
                                                                    ------------
     Marks");
     ------

          (vi) the Other AGWAY Marks are not part of the Purchased Intellectual Property; and

          (vii) Agway has licensed, and nothing contained in this Agreement limits Agway's right to license, third parties to use the Other AGWAY Marks.

          (c) Purchaser acknowledges that Agway intends to transfer to third parties some or all of the Other AGWAY Marks, including any trademark and service mark registrations of the Other AGWAY Marks; and Purchaser hereby releases Agway and Sellers from any and all liability in connection with any transfer or transfers of the Other AGWAY Marks.

    7.15   RETENTION OF FUNDS. From and after  the  Closing  until  (i)  Sellers
           ------------------
shall have paid to Purchaser  any amounts owed to Purchaser  pursuant to Section
                                                                         -------
3.4(f) or (ii) it shall have been  determined  pursuant  to Section  3.4 that no
-----                                                       ------------
amounts are owed by Sellers to Purchaser thereunder, Sellers shall retain an amount of funds equal to the greater of (A) $1,000,000 and (B) 125% of the amount, if any, by which Average Net Working Capital exceeds Estimated Closing Working Capital, and upon the written request of Purchaser, which may be made no more often than every thirty (30) days, Sellers shall provide Purchaser with reasonable evidence that such funds have been retained.

    7.16  INDUSTRIAL SITE RECOVERY ACT.
          ----------------------------

          (a) As a condition precedent to Purchaser's obligation to close, Sellers shall have received from the New Jersey Department of Environmental Protection ("NJDEP"), pursuant to ISRA, for all of Sellers' Properties located
             ------
in New Jersey:

          (i) a letter from NJDEP indicating that ISRA does not apply to this transaction for each such property ("LNA") or
                                         -----

          (ii) a remediation agreement to permit closing to occur prior to ISRA compliance pursuant to N.J.S.A 13:1K-9 which shall be acceptable to Purchaser and shall name Purchaser as the ordered party ("Remediation
                                                                    ------------
     Agreement") for any of Sellers'  Properties located in New Jersey for which
     ----------
     an LNA is not available (the receipt of either documents referred to in clauses (i) and (ii) shall herein be referred to as "ISRA Closing
                                                                   -------------
     Compliance") and Sellers shall have delivered a copy thereof to Purchaser.
     -----------

          (b) From and after Closing, Purchaser shall comply with Sellers' ISRA obligations arising from the transactions contemplated herein. Purchaser shall cooperate with Sellers and shall provide Sellers with access to the facilities at reasonable times in order for Sellers to accomplish any actions required by the State of New Jersey to the extent Purchaser is not complying with such obligations.

    7.17   TAX  CLEARANCE CERTIFICATES; RESERVE FOR TAXES. Prior to the Closing,
           -----------------------------------------------

Sellers shall file an application for a tax clearance certificate from each of the Tax Authorities listed on Schedule 7.17 (collectively, the Tax Clearance
                                -------------                      -------------
Certificates")  releasing  Sellers  from all  Liability  for all Taxes listed on
------------
Schedule 7.17 owed to such jurisdictions through the Closing Date (collectively,
-------------
the "State Tax Liabilities"), it being understood that it is neither a condition
    -----------------------
to Closing or covenant of Sellers that any Tax Clearance Certificates be received. Sellers shall reserve not of less than $900,000 of cash, which shall be used solely for the purpose of paying State Tax Liabilities until the earlier to occur of (i) receipt by Seller of such Tax Clearance Certificates and (ii) 15 months following the Closing Date. Sellers shall provide to Purchaser any Tax Clearance Certificates it receives.

    7.18   FORMATION  OF LLC. Notwithstanding anything else contained herein, in
           -----------------
order to facilitate the transfer at Closing to Purchaser of the Purchased Assets that are Tangible Property, prior to the Closing, Sellers shall transfer all of such Tangible Property to a newly formed single member limited liability company ("LLC I"), which shall in turn transfer all of the Tangible Property that are
 -------
non-propane  assets to a second limited liability company (LLC II"), which shall
                                                           -------
be wholly owned by LLC I (it being understood that membership interests in LLC I and LLC II are Purchased Assets).

    7.19   ASSUMPTION, ASSIGNMENT AND TRANSFER BY AGWAY. At Closing and pursuant
           --------------------------------------------
to Section 365 of the Bankruptcy Code, and subject to Bankruptcy Court approval, Agway shall assume and assign to Purchaser those Purchased Contracts to which Agway is a party, which Purchased Contracts are listed on Schedule 7.19. At
                                                              ---------------
Closing and pursuant to Section 363 of the Bankruptcy Code, and subject to Bankruptcy Court approval, Agway shall sell, transfer, assign, convey and deliver to Purchaser all of Agway's right, title and interest in and to those Owned Properties that Agway owns.

    7.20   CONVEYANCE OF TITLE.  Notwithstanding  anything else provided herein,
           -------------------
title to any titled Purchased Asset shall be conveyed to Purchaser only upon the certificate of title relating to any such titled Purchased Assets having been executed by the relevant Seller and delivered to Purchaser, which may occur after the Closing. To the extent such transfer of title occurs after the Closing, Sellers shall deliver powers of attorney relating to the execution of the certificates of title to each of the titled Purchased Assets in form and substance reasonably acceptable to Purchaser and Sellers authorizing the execution of such certificates of title on behalf of Sellers. Such powers of attorney shall appoint an employee of Purchaser. In the event that any such power attorneys lapse under applicable law, Sellers agree to promptly execute replacement powers of attorney upon the request of Purchaser. Purchaser and Sellers acknowledge that any such delay in the transfer of title is necessary to facilitate the orderly transfer of title.

                                  ARTICLE VIII

                         EMPLOYEES AND EMPLOYEE BENEFITS

    8.1   EMPLOYMENT.
          ----------

          (a)  Transferred  Employees.  At  least  ten  (10)  days  prior to the
               ----------------------
Closing, Purchaser shall deliver, in writing, an offer of employment to the Chief Operating Officer, all field employees, including the general managers, and any other Employee that Purchaser identifies prior to Closing as critical to Purchaser's operation of the Business, with such employment to commence immediately following the Closing, and Purchaser shall deliver to Sellers at least ten (10) days prior to the Closing a list of those Employees to whom Purchaser is offering employment. Except as set forth on Schedule 8.1, which may
                                                         ------------
be amended up to ten (10) days prior to the Closing, each such offer of employment shall be at the same salary or hourly wage rate and position in effect immediately prior to the Closing. Such individuals who accept such offer by the Closing Date are hereinafter referred to as the "Transferred Employees."
                                                        ---------------------

          (b)  STANDARD PROCEDURE. Pursuant to the "Standard Procedure" provided
               ------------------                   ------------------
in Section 5 of Revenue Procedure 96-60, 1996-2 C.B. 399, (i) Purchaser and Sellers shall report on a predecessor/successor basis as set forth therein, (ii) Sellers will not be relieved from filing a Form W-2 or Form 1099 with respect to any Transferred Employees or independent contractor, as the case may be, and
(iii) Purchaser will undertake to file (or cause to be filed) a Form W-2 for each such Transferred Employee with respect to the portion of the year during which such Employees are employed by Purchaser that includes the Closing Date, excluding the portion of such year that such Employee was employed by Sellers.

    8.2   EMPLOYEE BENEFITS.
          -----------------

          (a) Purchaser shall provide employee benefits to the Transferred Employees which are substantially similar to those provided by Purchaser to similarly situated active employees of Purchaser including, without limitation, with respect to severance, vacations and incentive compensation. For purposes of eligibility, vesting and rate of vacation accrual or severance pay, if applicable, but not benefit accrual for any other purpose, under the employee benefit plans of Purchaser providing benefits to Transferred Employees (the "Purchaser Plans"), Purchaser shall credit each Transferred Employee with his or
 ---------------
her years of service with Sellers and any predecessor entities, to the same extent as such Transferred Employee was entitled immediately prior to the Closing to credit for such service under any similar Employee Benefit Plan. For the purpose of determining incentive compensation (not including any retention compensation set forth as "Minimum Guarantee" on Schedule 8.2(e)(ii)) the
                                                      ----------------
("Minimum   Guarantee")),   for  any  Transferred   Employee  under  Purchaser's
----------------------
compensation plans, Purchaser shall take into account his or her performance since July 1, 2003, the commencement of Sellers' current fiscal year. Purchaser shall accept a trust to trust transfer of assets and liabilities from Sellers' Savings Plan to Purchaser's Savings Plan of the account attributable to

Transferred Employees, at each Transferred Employee's option. Such trust to trust transfer shall be made in cash and notes representing participant loans in accordance with the requirements of Section 414(l) of the Code, as soon as reasonably practicable after the Closing Date.

          (b) Notwithstanding subsection (a) above, with respect to Purchaser's group health plans, Purchaser shall as of the Closing Date either establish group health plans for the Transferred Employees that are substantially similar to those that such Employees participated in immediately prior to Closing, or shall enroll the Transferred Employees in the Purchaser Plans which cover similarly situated employees of Purchaser. Any group health plan of Purchaser shall take into account employment with any Seller for purposes of determining eligibility to participate. Transferred Employees shall participate without any waiting periods, without evidence of insurability, and without application of pre-existing physical or mental condition limitations except to the extent applicable under such similar Employee Benefit Plans. Purchaser shall count claims arising during the calendar year on or prior to the effective date of coverage for purposes of satisfying deductibles, out-of-pocket maximums, and all other similar limitations under the welfare plans of Purchaser. Sellers shall provide Purchaser with schedules as of the Closing Date in such form as is mutually convenient to the parties, and update such schedules immediately thereafter, which reflect the deductibles satisfied, amounts credited toward out-of-pocket maximums and any other similar limitations as of the Closing Date.


          (c)  Nothing  contained  in this  Article  VIII or  elsewhere  in this
                                            -------------
Agreement shall be construed to prevent the termination of employment of any individual Transferred Employee or any change in the employee benefits available to any individual Transferred Employee provided such change applies to similarly situated employees of Purchaser.

          (d) Accrued Vacation.  Except as required by applicable Law, Purchaser
              ----------------
shall be responsible for all Liabilities with respect to Transferred Employees attributable to their accrued and unused vacation, sick days and personal days earned with Sellers through the Closing Date.

          (e) With respect to Employees that are not Transferred Employees, Sellers shall be responsible for all Liabilities under applicable law or the terms of Sellers' Employee Benefit Plans, including all Liabilities arising under WARN or Sellers' employee pension benefit plans and Sellers' Liability to provide continued group health coverage under Part 6, Subtitle A of Title I of ERISA or Section 4980B of the Code, except as provided below. To the extent Sellers' Liability to such Employees under any severance arrangement, or on account of incentive compensation under the plans set forth on Schedule
                                                                        --------
8.2(e)(i) or accrued and unused  vacation,  exceeds an aggregate  amount of Five
-----
Million  Dollars  ($5,000,000)  (the "Employee  Benefit Cap"),  Purchaser  shall
                                      ---------------------
assume such  Liability in excess of the  Employee  Benefit  Cap;  provided  that
                                                                  --------
Sellers shall be solely responsible for all Liabilities related to severance and incentive compensation that represents a Minimum Guarantee (the "Excluded Bonus
                                                                  --------------
Amounts") of Sellers'  executives who are not Transferred  Employees who are set
-------
forth on  Schedule  8.2(e)(ii),  and  provided,  further,  any such  Liabilities
          --------------------        --------   -------
related to the Excluded Bonus Amounts shall not be applied to the Employee Benefit Cap. Purchaser shall assume all Liabilities in respect of incentive compensation of Transferred Employees under Sellers' plans accrued, earned and unpaid for during Sellers' current fiscal year through the Closing Date (and, to the extent so accrued and earned, Purchaser shall have no additional obligation to provide incentive compensation under Section 8.2(a) hereof for such period);
                                         --------------
provided,  however, that Sellers shall pay the Minimum Guarantee directly to the
--------   -------
applicable Transferred Employees and Purchaser shall promptly reimburse Sellers therefor but not with respect to any matching payments under Sellers' or Agway's pension or other employee benefit plans.

                                   ARTICLE IX

                              CONDITIONS TO CLOSING

    9.1   CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER.  The  obligation  of
          ------------------------------------------------
Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser in whole or in part to the extent permitted by applicable Law):

          (a) The representations and warranties of Sellers set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, at and as if made on the Closing, except to the extent such representations and warranties relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), and Purchaser shall have received a certificate signed by an authorized officer of Sellers, dated the Closing Date, to the foregoing effect;

         (b) Sellers shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by it prior to the Closing Date, and Purchaser shall have received a certificate signed by an authorized officer of Sellers, dated the Closing Date, to the foregoing effect;

          (c) there have been no facts or circumstances that give rise to a Material Adverse Effect on the Business;

          (d) any required consent to the assignment of the Contracts set forth on Schedule 9.1(d) shall have been obtained or such Contracts shall have
        ----------------
     been assumed and assigned to Purchaser in accordance with Section 7.19; and
                                                               ------------

          (e) Sellers shall have delivered, or caused to be delivered, to Purchaser all items set forth in Section 4.2.
                                      ------------

    9.2   CONDITIONS PRECEDENT  TO OBLIGATIONS OF SELLERS.  The  obligations  of
          -----------------------------------------------
Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by Sellers in whole or in part to the extent permitted by applicable Law):

          (a) The representations and warranties of Purchaser set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, at and as if made on the Closing, except to the extent such representations and warranties relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), and Sellers shall have received a certificate signed by an authorized officer of Purchaser, dated the Closing Date, to the foregoing effect;

          (b) Purchaser shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date, and Sellers shall have received a certificate signed by an authorized officer of Purchaser, dated the Closing Date, to the foregoing effect;

          (c)  evidence of the wire transfer  referred to in Section 3.3 hereof;
                                                             -----------
and

          (d) Purchaser shall have delivered, or caused to be delivered, to Sellers the items set forth in Section 4.3.
                               -----------

    9.3   CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  PURCHASER AND SELLERS. The
          -----------------------------------------------------------------
respective obligations of Purchaser and Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser and Sellers in whole or in part to the extent permitted by applicable Law):

          (a) there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

          (b) the Bankruptcy Court shall have entered the Bidding Procedures Order;

          (c) the Bankruptcy Court shall have entered the Approval Order within forty (40) days after the date that the Bankruptcy Court approves the Bidding Procedures Order and any stay period applicable to the Approval Order shall have expired or shall have been waived by the Bankruptcy Court;

          (d) the waiting period applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or early termination shall have been granted; and

          (e) the consents, waivers, approvals or other authorizations listed on Schedule 9.3(e) shall have been obtained or otherwise satisfied.
   --------------

    9.4   FRUSTRATION OF CLOSING CONDITIONS.  Neither Sellers  nor Purchaser may
          ---------------------------------
rely on the failure of any  condition  set forth in Section  9.1, 9.2 or 9.3, as
                                                    ------------------------
the case may be, if such failure was caused by such party's failure to comply with any provision of this Agreement.

                                   ARTICLE X

                                 INDEMNIFICATION

    10.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The  representations and
           ------------------------------------------
warranties of the parties contained in this Agreement shall survive the Closing through and including the date that is fifteen (15) months after the Closing Date (other than representations and warranties set forth in Sections 5.8 and
                                                                ------------
5.17,  each of which  shall  survive  through and  including  the three (3) year
----
anniversary  of the  Closing  Date)  (as  applicable,  the  "Survival  Period");
                                                             -----------------
provided, however, that any obligations to indemnify and hold harmless shall not
--------  -------
terminate with respect to any Losses as to which the Person to be indemnified shall have given notice to the indemnifying party in accordance with Section
                                                                         -------
10.4(a) before the termination of the applicable Survival Period.
------

    10.2   INDEMNIFICATION BY SELLERS.
           --------------------------

          (a)  Subject to Sections 7.12,  10.1,  10.5 and 10.10 hereof,  Sellers
                          -------------   ----   ----     -----
hereby agree to indemnify and hold Purchaser and its directors, officers, employees, Affiliates, agents, successors and permitted assigns (collectively, the "Purchaser Indemnified Parties") harmless from and against:
     -----------------------------

          (i) any and all losses, liabilities, obligations, damages, costs and expenses (individually, a "Loss" and, collectively, "Losses") based upon,
                                 ----                       ------
     attributable to or resulting from the breach of any representation or warranty of any Seller set forth in Article V hereof, or any representation
                                         ---------
     or warranty contained in any certificate delivered by or on behalf of any Seller pursuant to this Agreement;

          (ii) any and all Losses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of any Seller under this Agreement;

          (iii) any and all Losses based upon or arising directly from any Excluded Asset, any Excluded Liability (other than any Liabilities arising from or in connection with the failure to qualify or re-qualify any portable propane tanks of Sellers installed at a customer's location in compliance with DOT Regulations), State Tax Liabilities or any Pre-Closing Breaches of Purchased Contracts; and

          (iv) any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, costs, penalties and expenses, including attorneys' and other professionals' fees and disbursements (collectively, "Expenses") incident to the foregoing matters referred to clauses (i)
      --------
     through (iii);

     provided,  however,  that  Sellers'  obligations  to  indemnify  and   hold
     --------   -------
     harmless with respect to the Losses referred to in clauses (ii) and (iii) above shall terminate fifteen (15) months after the Closing Date except with respect to any Losses as to which the Purchaser Indemnified Parties shall have given notice to Sellers in accordance with Section 10.4(a)
                                                                ----------------
     before the expiration of such period and, provided,  further,  that neither
                                               --------   -------
     the immediately preceding provision nor Section 10.9 shall preclude Sellers
                                             ------------
     from challenging any claim asserting that it is liable for an Excluded Liability following the expiration of such period other than with respect to any Environmental Liabilities, for which Purchasers' sole and exclusive recourse against any Seller shall be pursuant to Section 10.10.
                                                      --------------

          (b) Purchaser acknowledges and agrees that Sellers shall not have any liability under any provision of this Agreement for any Loss to the extent that such Loss relates to action taken by Purchaser or any other Person (other than Sellers in breach of this Agreement) after the Closing Date. Purchaser shall take and shall cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.

          (c) The parties hereto acknowledge and agree that the General Indemnity Escrow Fund and the Environmental Indemnity Escrow Fund have been created for the purpose and as the sole and exclusive source of satisfying Sellers' obligations to indemnify and hold harmless the Purchaser Indemnified Parties in accordance with this Section 10.2(a)(i), Section 10.5 and Section
                                  -------------------   ------------     -------
10.10, respectively, except as otherwise expressly provided herein.
-----

    10.3   INDEMNIFICATION BY PURCHASER.
           ----------------------------

          (a)  Subject to Sections  10.1 and 10.5,  Purchaser  hereby  agrees to
                          --------------     ----
indemnify and hold Sellers and its directors, officers, employees, Affiliates, agents, successors and permitted assigns (collectively, the "Seller Indemnified
                                                              ------------------
Parties") harmless from and against:
-------

          (i) any and all Losses based upon, attributable to or resulting from the breach of any representation or warranty of Purchaser set forth in
     Article VI hereof,  or any  representation  or  warranty  contained  in any
     ----------
     certificate delivered by or on behalf of Purchaser pursuant to this Agreement;

          (ii) any and all Losses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of Purchaser under this Agreement;

          (iii) any and all Losses based upon or arising directly out of any Assumed Liability;

          (iv) all Losses based upon or arising directly out of any Purchaser's operation of the Business after the Closing Date; and

          (v)   any and all Expenses incident to the foregoing.

          (b) Sellers shall take and cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.

    10.4   INDEMNIFICATION PROCEDURES.
           --------------------------

          (a) If any of the Persons to be indemnified under this Article X has suffered or incurred any Loss (regardless of any limitations provided in Section
10.5 hereof), the indemnified party shall so notify the party from whom indemnification is sought promptly in writing describing such Loss, the amount or estimated amount thereof, if known or reasonably capable of estimation, and the method of computation of such Loss, all with reasonable particularity and containing a reference to the provisions of this Agreement or any other agreement, instrument or certificate delivered pursuant hereto in respect of which such Loss shall have occurred. If any action at Law or suit in equity is instituted by or against a third party with respect to which the indemnified party intends to claim any Loss under this Article X, the indemnified party shall promptly notify the indemnifying party of such action or suit and tender to the indemnifying party the defense of such action or suit. A failure by the indemnified party to give notice and to tender the defense of the action or suit in a timely manner pursuant to this Section 10.4 shall not limit the obligations of the indemnifying party under this Article X, except (i) to the extent such indemnifying party is prejudiced thereby, (ii) to the extent expenses are incurred during the period in which notice was not provided and (iii) as provided by Section 10.1.

          (b) If any claim, demand or liability is asserted by any third party against any Person entitled to indemnification hereunder, the indemnifying party shall be entitled to assume control of the defense of any actions or proceedings brought against the indemnified party in respect of matters embraced by the indemnity and thereafter shall not be liable for the expenses of the indemnified party. If the indemnifying party fails to assume the defense of any such matter within thirty (30) days after request by the indemnified party to assume such defense, the indemnified party may assume control of the defense of the claim. In all cases, the party without the right to control the defense of the indemnifiable claim may participate in the defense at its own expense.

Notwithstanding  anything  in this  Section  10.4 to the  contrary,  neither the
                                    -------------
indemnifying party nor the indemnified party shall, without the written consent of the other party, settle or compromise any indemnifiable claim or permit a default or consent to entry of any judgment unless the claimant and such party provide to such other party an unqualified release from all liability in respect of the indemnifiable claim. Notwithstanding the foregoing, if a settlement offer solely for money damages is made by the applicable third party claimant, and the indemnifying party notifies the indemnified party in writing of the indemnifying party's willingness to accept the settlement offer and, subject to the limitations of Sections 10.5, 10.6, and 10.7, pay the amount called for by such
               -------------   ----      ----
offer, and the indemnified party declines to accept such offer, the indemnified party may continue to contest such indemnifiable claim, free of any participation by the indemnifying party, and the amount of any ultimate liability with respect to such indemnifiable claim that the indemnifying party has an obligation to pay hereunder shall be limited to the lesser of (A) the amount of the settlement offer that the indemnified party declined to accept plus the Losses of the indemnified party relating to such indemnifiable claim through the date of its rejection of the settlement offer or (B) the aggregate Losses of the indemnified party with respect to such indemnifiable claim. If the indemnifying party makes any payment on any indemnifiable claim, the indemnifying party shall be subrogated, to the extent of such payment, to all rights and remedies of the indemnified party to any insurance benefits or other claims of the indemnified party with respect to such indemnifiable claim.

    10.5  CERTAIN LIMITATIONS ON INDEMNIFICATION.
          --------------------------------------

          (a) Notwithstanding anything herein to the contrary, any Person making an indemnification claim under Section 10.2(a)(i) or 10.3(a)(i) must give notice
                               ------------------    ----------
to the indemnifying party of any such indemnification claim in writing in reasonable detail prior to the expiration of the applicable Survival Period. Any indemnification claim not made on or prior to that date will be irrevocably and unconditionally released and waived.

               (b)   Notwithstanding   anything  herein  to  the  contrary,   an
indemnifying  party shall not have any  liability  under  Section  10.2(a)(i) or
                                                          -------------------
10.3(a)(i) (as applicable):
----------

               (i) with respect to any individual claim (or group of related claims of the same Person having, in each case, substantially similar factual or legal basis) for the breach of a representation or warranty, unless and until the Losses claimed exceed $15,000 (the "De Minimis Amount");
           -----------------

               (ii) unless and until the amount of the Losses to the indemnified parties finally determined to arise thereunder based upon, related to or resulting from the breach of all representations and warranties exceeds, in the aggregate $1,000,000 (the "Deductible"), disregarding
                                                     ----------
          any individual claim that does not exceed the De Minimis Amount, at which time such Losses shall be recoverable from the first dollar of Loss; and

               (iii) with respect to any Losses of Purchaser that arise under or are based upon, related to or resulting from the breach by any Seller of any representation and warranty (including Section 5.8) set forth
                                                          ------------
          in this  Agreement  other  than  Section  5.17 and 10.10,  Purchaser's
                                           -------------     -----
          only recourse shall be shall be the General Indemnity Escrow Fund, which shall serve as a cap on all such Losses (such that Sellers shall have no liability to Purchaser in excess of the funds held in such escrow) and shall remain in escrow until fifteen (15) months after the Closing Date, with any remaining funds in excess of $500,000 (such $500,000, the "Tax Escrow") being disbursed to Sellers on the date
                          ------------
          that is fifteen (15) months after the Closing Date; provided, however,
                                                              --------  -------
          that if Purchaser has one or more claims pending in respect of (i) the breach of any representation or warranty other than those contained in
          Section 5.17 or (ii) any other  Losses for which  Sellers are required
          ------------
          to indemnify  Purchaser  for pursuant to Section 10.2 on the date that
                                                   ------------
          is fifteen (15) months after the Closing Date, a portion of any remaining General Indemnity Escrow Fund (not including the Tax Escrow) equal to the reasonable amount of such claims (or, if the reasonable amount of such claims exceeds the amount of the remaining General Indemnity Escrow Fund, the remaining amount of such funds) shall be retained by the Escrow Agent pending the resolution thereof. The Tax Escrow shall remain in escrow until the third (3rd) anniversary of the Closing Date to serve as the source of indemnification of Purchaser with respect to any Losses that arise under or are based upon, related to or resulting from the breach of any representation and warranty set forth in Section 5.8, with any remaining General Indemnity Escrow
                     ------------
          Fund being disbursed to Sellers on the third (3rd)anniversary of the Closing Date; provided, however, that if Purchaser has one or more
                          --------   -------
          claims pending in respect of the breach of any representation or warranty contained in Section 5.8 on the third (3rd) anniversary of
                                 -----------
          the Closing Date, a portion of any remaining Tax Escrow equal to the reasonable amount of such claims (or, if the reasonable amount of such claims exceeds the amount of the remaining Tax Escrow, the remaining amount of such funds) shall be retained by the Escrow Agent pending the resolution thereof. This Section 10.5(b)(iii) shall not in any way
                                       -------------------
          limit the amount or time period for which Purchaser shall be entitled to be indemnified by Sellers under Section 10.2 with respect to State
                                              ------------
          Tax Liabilities.


               (c) No representation or warranty of Sellers contained herein shall be deemed untrue or incorrect, and Sellers shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event of which (a) it is manifestly evident that such fact, circumstance or event is disclosed in response to another representation or warranty contained in this Agreement or (b) Purchaser is aware as of the Closing Date.

               (d) Purchaser shall not make any claim for indemnification under this Article X in respect of any Losses that is taken into account in the calculation of any adjustment to the Purchase Price pursuant to Section 3.4 and
                                                                 -----------
in respect of any of Sellers' representation or warranty regarding Inventory to the extent taken into account in the calculation of any adjustment to the Purchase Price pursuant to Section 3.4.
                           -----------

    10.6  CALCULATION OF LOSSES.
          ---------------------

               (a) The amount of any Losses for which indemnification is provided under this Article X shall be net of any amounts actually recovered or
                    ---------
recoverable by the indemnified party under insurance policies or otherwise with respect to such Losses (net of any Tax or expenses incurred in connection with such recovery).

               (b) If the amount of any Loss for which indemnification is provided under this Article X gives rise to a currently realizable Tax benefit
                     ---------
(as defined below) to the Indemnified Party making the claim, then the indemnity claim shall be (i) increased to take account of any net Tax cost incurred by the indemnified party arising from the receipt of indemnity payments hereunder (grossed up for such increase) and (ii) reduced to take account of any net Tax benefit realized by the indemnified party arising from the incurrence or payment of any such Loss. To the extent such indemnity claim does not give rise to a currently realizable Tax benefit, if the amount with respect to which any indemnity claim is made gives rise to a subsequently realized Tax benefit to the indemnified party that made the claim, such indemnified party shall refund to the indemnifying party the amount of such Tax benefit (with and including any gross-up payment made pursuant to this Section 10.6 with respect to such Tax
                                           ------------
benefit) when, as and if realized (it being understood that such indemnified party shall use its reasonable efforts to realize such Tax benefit). For purposes of this Section 10.6, a "Tax benefit" means an amount by which the Tax
                 ------------     -----------
liability  of the  party  (or  group of  corporations  including  the  party) is actually reduced (including by deduction, reduction of income by virtue of increased tax basis or otherwise, entitlement to refund, credit or otherwise) plus any related interest received from the relevant Tax Authority. In computing the amount of any such Tax cost or Tax benefit, the indemnified party shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt of any indemnity payment hereunder or the incurrence or payment of any indemnified Loss. For purposes of this Section 10.6, a Tax benefit is "currently realizable" to the extent that
     -------------                    ---------------------
such Tax benefit can be realized in the current taxable period or year or in any Tax Return with respect thereto (including through a carryback to a prior taxable period) or in any taxable period or year prior to the date of the indemnity claim. The amount of any increase, reduction or payment hereunder shall be adjusted to reflect any final determination (which shall include the execution of Form 870-AD or successor form) with respect to the indemnified party's liability for Taxes, and payments between the parties to this Agreement to reflect such adjustment shall be made if necessary. Any indemnity payment under this Article X shall be treated as an adjustment to the value of the asset
           ---------
upon which the underlying claim was based, unless a final determination (which shall include the execution of a Form 870-AD or successor form) with respect to the indemnified party or any of its Affiliates causes any such payment not to be treated as an adjustment to the value of the asset for United States federal income tax purposes.

    10.7   CHARACTERIZATION OF INDEMNITY PAYMENTS.  Sellers  and Purchaser agree
           --------------------------------------
to treat any indemnity  payment made pursuant to this Article X as an adjustment
                                                      ---------
to the Purchase Price for federal, state, local and foreign income tax purposes.

    10.8   NO CONSEQUENTIAL DAMAGES.  Notwithstanding  anything  to the contrary
           ------------------------
elsewhere in this Agreement, no party (or any of its Affiliates) shall, in any event, be liable to any other party (or any of its Affiliates) for any consequential, incidental, special or punitive damages of such other party (or any of its Affiliates), including loss of future revenue, income or profits, diminution of value or loss of business reputation or opportunity relating to the breach or alleged breach hereof.

    10.9   EXCLUSIVE REMEDY.  Subject  to  Section  11.4  hereof  and except for
           ----------------                -------------
common law fraud in the inducement under which a common law court would abrogate this Agreement and except as otherwise provided in Section 10.10, the sole and
                                                    -------------
exclusive remedy of Sellers and Purchaser for any breach or inaccuracy, or alleged breach or inaccuracy, of any representation, warranty, covenant or agreement made by Sellers or Purchaser shall be indemnification in accordance with this Article X, which indemnification obligation shall be effective solely
          ----------
upon the Closing. Subject to the exceptions set forth in the immediately preceding sentence, in furtherance of the foregoing, the parties hereby waive, to the fullest extent permitted by applicable Law, any and all other rights, claims and causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against Sellers or any of its Affiliates, or Purchaser or any of its Affiliates, as the case may be, arising under or based upon any federal, state or local Law (including any such Law relating to environmental matters or arising under or based upon any securities Law, common Law or otherwise).

   10.10  ENVIRONMENTAL LIABILITIES AND THE ENVIRONMENTAL INDEMNITY ESCROW FUND.
          ---------------------------------------------------------------------

               (a) As used herein the following terms shall have the following meanings:

         "Property" shall  mean any property currently or formerly owned, leased
          --------
or used by any Seller.

         "Remediation"  shall  mean  all  reasonably  necessary  actions  to
          -----------
investigate,   monitor  and/or  cleanup,  including,   without  limitation,  the
preliminary assessment, site investigation, remedial investigation, remedial selection and remedial action, in accordance with Environmental Laws.

         "Pre-Existing  Hazardous  Materials"  shall  mean  Hazardous  Materials
          -----------------------------------
Released prior to the Closing, including any migration or dispersal of such Hazardous Materials.

               (b) Purchaser shall be entitled to payment from the Environmental Indemnity Escrow Fund pursuant to the Environmental Indemnity Escrow Agreement for all Losses of Purchaser arising from: (i) the presence of Pre-Existing Hazardous Materials on, at, under or migrating from the Property, including, without limitation, all costs of Remediation of Hazardous Materials on, at, under or migrating from any Property pursuant to Environmental Laws including Remediation of Sellers' Properties to standards under Environmental Laws applicable to non-residential use, whether such Remediation is voluntary or involuntary; (ii) any violation of Environmental Laws that occurred prior to the Closing Date by any Seller or for which any Seller has Liability; (iii) compliance with Environmental Laws at any property to which any Seller sent materials for disposal or for which Seller has Liability under Environmental Laws arising from an occurrence prior to the Closing Date; and (iv) any and all Losses based upon, attributed to, or resulting from a breach of Sections 5.17 or
                                                                -------------
7.16, (i) through (iv) collectively  "Environmental  Liabilities".  In the event
----                                  --------------------------
that any of Sellers' Properties are subject to ISRA, Purchaser may fund any financial assurance required by ISRA from the Environmental Indemnity Escrow Fund as provided in the Environmental Indemnity Escrow Agreement.

               (c) With respect to any Environmental Liabilities that arise under or are based upon, related to or resulting from Section 10.10, other than
                                                       -------------
as set forth in Sections 10.10(d) and (e), Purchaser's  exclusive recourse shall
                ----------------      ---
be the Environmental Indemnity Escrow Fund, which shall serve as an absolute cap on all such Losses (such that Sellers shall have no liability to Purchaser in excess of the funds held in such escrow) and, subject to the terms of the Environmental Escrow Agreement, shall remain in escrow until the third (3rd) anniversary of the Closing Date, with any remaining Environmental Indemnity Escrow Fund being disbursed to Sellers on the third (3rd) anniversary of the Closing Date; provided, however, that if Purchaser has one or more claims
                --------   -------
pending in respect to Losses under Section 10.10 on the third (3rd)  anniversary
                                   -------------
of the Closing Date, a portion of any remaining Environmental Indemnity Escrow Fund equal to the reasonable amount of such claims (or, if the reasonable amount of such claims exceeds the amount of the remaining Environmental Indemnity Escrow Fund, the remaining amount of such funds) shall be retained by the Escrow Agent pending the resolution thereof. Notwithstanding anything contained in this Agreement to the contrary, Purchaser's right to recovery from the Environmental Indemnity Escrow Fund, including for breaches of the representations and covenants, set forth at Sections 5.17 and 7.16, shall not be subject to Section
                         -------------     ----                          -------
7.12, Section 10.2(b) and Sections 10.4 through 10.7 of this Agreement.
----  --------------      -------------         ----

               (d) In furtherance of the foregoing and subject to Section 10.10(b) and (e), Purchaser hereby waives, to the fullest extent permitted by applicable Law, any and all other rights, claims and causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against Sellers or any of their Affiliates, arising under or based upon any Environmental Laws; provided,
                                                                       --------
however,  that the foregoing shall not apply to those rights,  claims and causes
-------
of action for Environmental Liabilities (i) for which Sellers have received notice prior to the Closing Date that relate to any property other than any Owned Property or Leased Real Property or (ii) to the extent coverage may be available under Sellers' Policies pursuant to this Section 10.10, in which case
                                                    -------------
the provisions contained in Section 10.10(e)(vii) shall apply.
                            --------------------

               (e) Sellers shall make available to Purchaser at premises of Sellers copies and evidence of general liability insurance policies, excess liability insurance policies and environmental liability policies ("Sellers'
                                                                       ---------
Policies") that are in Sellers' possession or control and that were in effect at
---------
at any time prior to the Closing Date. Purchaser may at Purchaser's expense make and retain photocopies of Sellers' Policies.

          (ii) To the extent Purchaser's Environmental Liabilities exceed, or are estimated to exceed, in the aggregate, the amount of the Environmental Indemnity Escrow Deposit, Purchaser shall have the right to file claims under Sellers' Policies to recover Environmental Liabilities and shall have the right to pursue any rights, claims and causes of action of any Seller against third parties, other than the Sellers.

          (iii) In the event that Purchaser's Environmental Liabilities exceed or are estimated to exceed the amount of the Environmental Indemnity Escrow Deposit, Purchaser shall provide Sellers with written notice thereof pursuant to
Section 11.9 hereof and Sellers shall cooperate with Purchaser, with respect to recovery of Purchaser's Environmental Liabilities pursuant to Sellers' Policies and any rights, claims and causes of action against any third party, which cooperation shall include using Sellers' commercially reasonable efforts to supply relevant documents and information and permitting Purchaser, at Purchaser's discretion, to pursue at Purchaser's expense such insurance coverage or rights, claims, or causes of action against third parties in the name of any Seller. Within thirty (30) days of Sellers' receipt of Purchasers' notice pursuant to this Section 10.10(e)(iii), Sellers shall provide Purchaser with
                 ----------------------
written notice of Sellers' representative for the purpose of cooperation pursuant to this Section 10.10(e). In the event that Sellers (i) do not provide
                 ----------------
such notice within thirty (30) days of Sellers' receipt of Purchaser's notice pursuant to this Section 10.10(e) or (ii) in the event Sellers fail to continue
                 -----------------
to diligently cooperate with Purchaser as provided herein after thirty (30) days written notice and opportunity to cure, Purchaser shall be deemed to be granted an irrevocable power of attorney to pursue such insurance and any rights, claims and causes of action pursuant to the Power of Attorney, substantially in the form attached hereto as Exhibit K, which shall be executed at the Closing but
                          ---------
shall not be exercised by Purchaser  unless and until the  occurrence  of (i) or
(ii) in this sentence.

          (iv) In the event Purchaser is successful in obtaining coverage under Sellers' Policies pursuant to this Section 10.10(e), and in the event
                                        -----------------
Sellers are unable to recover, in part or in full, for other Seller liabilities under Sellers' Policies as a result of payment of such insurance proceeds to Purchaser, Purchaser agrees to indemnify and defend Sellers for the unrecovered amount to the extent of such insurance proceeds received by Purchaser.

          (v) Purchaser shall be solely responsible, and shall indemnify and hold Sellers harmless, for its own costs and all costs incurred by Sellers or Sellers' representative in complying with Purchaser's requests for information in connection with Purchaser's filing of claims under Sellers' Policies or any demands, claims, or causes of action asserted by Purchaser against any insurer or any third party in the name of any Seller.

     (vi) Nothing in this Agreement shall prohibit Sellers from filing claims against Sellers' Policies or prosecuting and settling such claims without the prior consent of Purchaser, provided that Sellers shall provide notice to Purchaser of any such claims and settlement and provided that Sellers shall do
                                                  --------
nothing to impair  Purchaser's  rights under this Section  10.10(e),  including,
                                                  -----------------
without limitation, by waiving or releasing such rights in any settlement entered into by Sellers; provided, however, that to the extent Sellers' recovery
                         --------  -------
depletes coverage limits under Sellers' Policies, that depletion shall not be deemed such a waiver or release of Purchaser's rights.

     (vii) As a condition of payment to Purchasers of proceeds from Sellers' Policies, Purchaser shall irrevocably waive, to the fullest extent permitted by applicable Law, any and all rights, claims and causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against Sellers or any of their Affiliates, arising under or based upon any federal, state or local Law, including any Environmental Laws, relating to the same event or series of events giving rise to the claim for which insurance proceeds are obtained. In the event Purchasers are unsuccessful in obtaining proceeds from Sellers' Policies for a claim, Purchaser shall irrevocably waive, to the fullest extent permitted by applicable Law, subject to Section 10.10(d)(i) any and all rights, claims and
                            -------------------
causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against Sellers or any of their Affiliates, arising under or based upon any federal, state or local Law, including any Environmental Laws, relating to the same event or series of events giving rise to the claim.

     (viii) Sellers make no representation or warranty regarding whether and to what extent coverage under Sellers' Policies may exist or whether and to what extent third-party claims may exist. Nothing in this Agreement shall make Sellers liable to Purchaser for any provision of self insurance, copayment, or deductible under any Sellers' Policies. Subject to Section 10.10(e)(vi), nothing
                                                   --------------------
in this Agreement shall make Sellers liable to Purchaser for any defenses to coverage asserted by any insurer or any third party.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1     Payment of Sales, Use or Similar Taxes.
         --------------------------------------

     (a) Each of Purchaser on one hand and Sellers on the other hand shall be responsible for (and shall indemnify and hold harmless the other and their respective directors, officers, employees, Affiliates, agents, successors and permitted assigns against) 50% of any sales Taxes applicable to the Purchased Assets and for all other applicable sales, use, stamp, documentary, filing, recording, transfer or similar fees or Taxes or governmental charges (including real property transfer taxes, UCC-3 filing fees, FAA, ICC, DOT, real estate and motor vehicle registration, title recording or filing fees and other amounts payable in respect of transfer filings) in connection with the sale of the Purchased Assets contemplated by this Agreement (other than Taxes measured by or with respect to income (including capital gains) imposed on Sellers or its Affiliates). Sellers shall file all necessary documents (including all Tax Returns) with respect to all such amounts in a timely manner.

     (b) For purposes of clause (b) of the definition of Excluded Liabilities, in the case of a taxable period that includes the Closing Date, Taxes relating to the Purchased Assets shall be allocated to the periods before and after the Closing Date as follows: (i) in the case of Taxes such as property Taxes, such Taxes shall be allocated to periods before and after the Closing Date on a per diem basis and the Purchase Price adjusted accordingly and (ii) in the case of Taxes based on net or gross income, or transactional taxes such as sales Taxes, the portion of such Taxes allocable to the period before the Closing Date shall be computed on the assumption that the taxable period ended on the Closing Date.

     11.2  Insurance.  If on or  after  the date  hereof  and on or prior to the
           ---------
Closing Date any of the Purchased Assets are damaged by fire or other casualty, Purchaser shall be entitled to the receipt of any insurance proceeds received or the right to receive insurance proceeds in connection therewith, and Purchaser shall be entitled to any condemnation awards, or insurance proceeds received or the right to receive insurance proceeds in connection with any Owned Property or Leased Real Property condemned or to which a casualty has occurred on or after the date hereof and on or prior to the Closing Date if the Closing occurs, and Purchaser shall receive a credit against the cash portion of the Purchase Price of an amount equal to the deductible or retention amount of the insurance policy maintained by the applicable Seller covering such occurrence.

     11.3  Expenses.  Except as otherwise  provided in this  Agreement,  each of
           --------
Sellers and Purchaser shall bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby. Purchaser shall bear the filing fees associated with the HSR Act filings.

     11.4 Injunctive Relief.  Damages at law may be an inadequate remedy for the
          -----------------
breach of any of the covenants, promises and agreements contained in this Agreement, and, accordingly, any party hereto shall be entitled to injunctive relief with respect to any such breach, including without limitation specific performance of such covenants, promises or agreements or an order enjoining a party from any threatened, or from the continuation of any actual, breach of the covenants, promises or agreements contained in this Agreement. The rights set forth in this Section 11.4 shall be in addition to any other rights which a
               -------------
Party may have at law or in equity pursuant to this Agreement.

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

11.5     Submission to Jurisdiction; Consent to Service of Process.
         ---------------------------------------------------------

     (a) Without limiting any party's right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all proceedings related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 11.9 hereof; provided, however, that if the
                          -------------------   --------   -------
Bankruptcy Case has closed, the parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the Commercial Division, Civil Branch of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any such claim or dispute. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 11.9.
                                                  ------------

     11.6 Waiver of Right to Trial by Jury. Each party to this Agreement  waives
          --------------------------------
any right to trial by jury in any action, matter or proceeding regarding this Agreement or any provision hereof.

     11.7 ENTIRE AGREEMENT;  AMENDMENTS AND WAIVERS.  This Agreement  (including
          -----------------------------------------
the schedules and exhibits hereto) and the Confidentiality Agreement represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     11.8 GOVERNING  LAW. This  Agreement  shall be governed by and construed in
          --------------
accordance with the laws of the State of New York applicable to contracts made and performed in such State.

     11.9 NOTICES.  All notices and other  communications  under this  Agreement
          -------
shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

         c/o Agway, Inc.
         PO Box 4933
         Syracuse, New York 13221
         Facsimile:  (315) 449-6435
         Attention:  Karen Ohliger

         With a copy to:

         Weil, Gotshal & Manges LLP
         767 Fifth Avenue
         New York, New York  10153
         Facsimile:  (212) 310-8007
         Attention:  David E. Zeltner, Esq.

         If to Purchaser, to:

         Suburban Propane, L.P.
         240 Route 10 West
         Whippany, New Jersey 07981
         Facsimile:  (973) 503-9184
         Attention:  Janice Meola, General Counsel

         With a copy to:

         Cole, Schotz, Meisel, Forman & Leonard, P.A.
         Court Plaza North
         25 Main Street
         Hackensack, New Jersey 07601
         Facsimile: (201) 678-6262
         Attention: Michael D. Sirota, Esq.

     11.10  SEVERABILITY.  If any term or other  provision of this  Agreement is
            ------------
invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     11.11 BINDING EFFECT; ASSIGNMENT.  This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either Sellers or Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, Purchaser may assign this Agreement and any or all
         --------   -------
rights or obligations hereunder (including, without limitation, Purchaser's rights to purchase the Purchased Assets (in whole or in part) or Purchaser's rights to seek indemnification hereunder) to any one or more Affiliates of Purchaser, but Purchaser shall be jointly and severally liable with such Affiliate or Affiliates in respect of the performance of Purchaser's obligations hereunder. No assignment of any obligations hereunder shall relieve the parties hereto of any such obligations. Upon any such permitted assignment, the references in this Agreement to Purchaser shall also apply to any such assignee unless the context otherwise requires.

     11.12 NON-RECOURSE. No past, present or future director, officer, employee,
           ------------
incorporator, member, partner or stockholder of Sellers shall have any liability for any obligations or liabilities of Sellers under this Agreement or the Sellers Documents of or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby.

     11.13  COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
            ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                      SUBURBAN PROPANE, L.P.


                                      By: /s/ Michael J. Dunn, Jr.
                                         ---------------------------------------
                                         Name:  Michael J. Dunn, Jr.
                                         Title:  Senior Vice President -
                                                 Corporate Development


                                      AGWAY ENERGY PRODUCTS, LLC


                                      By: /s/ Michael R. Hopsicker
                                          --------------------------------------
                                          Name:  Michael R. Hopsicker
                                          Title: President and Chief Executive
                                                 Officer


                                      AGWAY ENERGY SERVICES, INC.


                                      By: /s/ Michael R. Hopsicker
                                          --------------------------------------
                                          Name:  Michael R. Hopsicker
                                          Title: President and Chief Executive
                                                 Officer

                                      AGWAY ENERGY SERVICES PA, INC.


                                      By: /s/ Michael R. Hopsicker
                                          --------------------------------------
                                          Name:  Michael R. Hopsicker
                                          Title: President and Chief Executive
                                                 Officer


                                      AGWAY, INC., solely for purposes of
                                      Sections 2.5(b), 7.13 and 7.19
                                      ---------------  ----     ----


                                      By: /s/ Michael R. Hopsicker
                                          --------------------------------------
                                          Name:  Michael R. Hopsicker
                                          Title:  Chief Executive Officer

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                           AGWAY ENERGY PRODUCTS, LLC,

                          AGWAY ENERGY SERVICES, INC.,

                         AGWAY ENERGY SERVICES PA, INC.,

      AGWAY, INC. (solely for purposes of Sections 2.5(b), 7.13 and 7.19),
                                          ---------------  ----     -----

                                       AND

                             SUBURBAN PROPANE, L.P.

                          Dated as of November 10, 2003


Displayed below is a summary of Exhibits and Disclosure Schedules that have not been filed. We will furnish supplementally a copy of any omitted Exhibit and/or Disclosure Schedule to the Commission upon request.

                                                                                                     Page

Schedules
---------

1.1(a)                     Knowledge of Sellers
1.1(b)                     Purchased Contracts
1.1(c)                     Excluded Contracts
1.1(d)                     Intellectual Property Licenses Granted to Third Parties
2.1(m)                     Automotive Parts
2.1(n)                     Bulk Plant Equipment
2.2(d)                     Excluded Intellectual Property
2.2(i)                     Surety Bonds
2.5(c)                     Receipt of Benefit of Contracts
3.4(b)(i)                  Agreed Principles
3.4(b)(ii)                 Average Working Capital
5.3(a)                     Conflicts
5.3(b)                     Consents
5.5                        Undisclosed Liabilities
5.6                        Exceptions to Good Title
5.7                        Absence of Certain Developments
5.8                        Taxes
5.9(a)                     Real Property
5.9(b)                     Highways
5.9(g)                     Casualties and Condemnations
5.10                       Tangible Personal Property
5.11                       Intellectual Property
5.12(a)                    Material Contracts Related to Former Real Property
5.12(b)                    Defaults
5.13(a)                    Employee Benefits
5.13(c)                    Qualified Plans
5.13(e)                    Continuing Benefits
5.13(f)                    Maintenance of Employee Benefit Plans
5.13(g)                    Increases and Acceleration of Employee Benefits
5.14(a)                    Labor and Collective Bargaining Agreement
5.14(b)                    Labor
5.14(c)                    Delinquent Payments to Transferred Employees
5.15                       Litigation
5.16(a)                    Violation of Laws
5.16(b)                    Default of Permits
5.16(c)                    Notice of Violation of Laws
5.17                       Environmental Matters
5.18                       Financial Advisors
5.21                       Significant Suppliers
5.22                       Insurance


                                                                                                     Page
Schedules
---------

5.23                       Absence of Certain Business Practices
6.3                        No Conflicts
6.5                        Purchaser's Financial Advisors
7.2                        Exceptions to Conduct of Business
7.17                       Tax Clearance Certificates
7.19                       Agway, Inc. Purchased Contracts
8.1                        Exceptions to Compensation
8.2(e)(i)                  Incentive and Severance Plans
8.2(e)(ii)                 Executives
9.1(d)                     Consent to Assignment of Material Contracts
9.3(e)                     Consents

Exhibits
--------

A                          Approval Order
B                          Bidding Procedures Order
C                          Purchase Price Deposit Escrow Agreement
D                          General Escrow Agreement
E                          Bill of Sale
F                          Assignment and Assumption Agreement
G                          Sellers' Non-Competition
H                          Transition Services Agreement
I                          Compensation Order
J                          Environmental Indemnity Escrow Agreement
K                          Power of Attorney

                                       75